Exhibit 10.27

Recording requested by and

when recorded return to:

Christopher M. Kamper

Carver Schwarz McNab & Bailey, LLC

1600 Stout Street, Suite 1700

Denver, Colorado 80202-3164

Mortgage, Security Agreement,

Assignment of Leases and Rents, and

Fixture Filing

THIS MORTGAGE SECURES FUTURE ADVANCES AND CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, AND SHALL SECURE AT ANY ONE TIME A MAXIMUM PRINCIPAL AMOUNT OF EIGHTEEN MILLION DOLLARS ONLY ($18,000,000.00) FOR PURPOSES OF SECTION 48-7-9 NMSA 1978, AS AMENDED OR REPLACED FROM TIME TO TIME.  THIS MORTGAGE SHALL BE A “LINE OF CREDIT MORTGAGE” AS THAT TERM IS USED IN SECTION 48-7-4(B) NMSA 1978, AS AMENDED OR REPLACED FROM TIME TO TIME.

THIS MORTGAGE COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL ESTATE DESCRIBED IN THIS MORTGAGE AND ALSO COVERS MINERALS AND AS-EXTRACTED COLLATERAL LOCATED ON AND UNDER THE REAL ESTATE DESCRIBED IN THIS MORTGAGE.  THIS MORTGAGE IS TO BE FILED FOR RECORD IN THE REAL ESTATE RECORDS AS, AMONG OTHER THINGS, A FINANCING STATEMENT AND A FIXTURE FILING.

TO THE ATTENTION OF THE RECORDING OFFICER:

THIS INSTRUMENT IS A MORTGAGE OF BOTH REAL AND PERSONAL PROPERTY AND IS, AMONG OTHER THINGS, A SECURITY AGREEMENT AND FINANCING STATEMENT UNDER THE UNIFORM COMMERCIAL CODE.  THIS INSTRUMENT CREATES A LIEN ON RIGHTS IN OR RELATING TO LEASEHOLD INTERESTS, LANDS AND WATER RIGHTS OF MORTGAGOR WHICH ARE DESCRIBED IN EXHIBIT A HERETO.

This Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing (“Mortgage”) is made effective April 5, 2010 (the “Effective Date”), from NEUTRON ENERGY, INC., a Nevada corporation having a principal place of business at 9000 E. Nichols Avenue Suite 225 Englewood, CO 80112  (“MTM” or “Mortgagor”), to RMB AUSTRALIA HOLDINGS, LTD. a banking corporation organized under the laws of Australia, and RMB RESOURCES INC., a Delaware corporation (the “Mortgagee”).

Recitals

A.                                   Mortgagor and Mortgagee are parties to the Facility Agreement dated April 5, 2010 (as from time to time amended, supplemented, replaced or restated, the “Facility Agreement”) among Mortgagor and Mortgagee, pursuant to which Mortgagee made a loan facility available to Borrower in the principal amount of up to Sixteen Million United States Dollars (US$16,000,000.00) among both the First Tranche Commitment and the Second Tranche Commitment, in addition to capitalized interest of up to $900,000.00, fees of up to $1,020,000.00, and closing and certain other costs and fees, which loan facility must be repaid according to the schedule set forth in the Facility Agreement and no later than the maturity date, as such may be amended or extended from time to time, of the Promissory Note given by Mortgagor pursuant to the Facility Agreement.

B.                                     In accordance with the terms of the Facility Agreement, Mortgagor executes and delivers this Mortgage as continuing collateral security for the payment and performance of all present and future obligations of Mortgagor to Mortgagee under (i) the Facility Agreement; (ii) the Promissory Note; and (iii) any other Transaction Document (as such term is defined below) (collectively, the “Secured Obligations”).  This Mortgage is intended to grant to and provide Mortgagee with the liens and security interests as called for in the Facility Agreement and Transaction Documents with respect to Mortgagor’s present and future properties and assets.

D.                                    The defined terms in the Facility Agreement shall have the same meanings in this Mortgage, except where this Mortgage otherwise specifically defines such terms.  All and each of the Facility Agreement, the Promissory Note, and the Securities (as such term is defined in the Facility Agreement), all documents from time to time necessary to implement each or any of them, together with each and all other documents which Mortgagor and Mortgagee shall agree, in each case as from time to time amended, supplemented, replaced or restated, will be referred to as the “Transaction Documents”.

NOW, THEREFORE, in consideration of the mutual promises contained in the Facility Agreement, this Mortgage and the other Transaction Documents, the debts described in this Mortgage and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, and for the purpose of securing, in such order of priority as Mortgagee may determine, payment and performance of all Secured Obligations, Mortgagor, in consideration of the obligations and rights of the parties, and for the purposes described in this Mortgage, agrees with Mortgagee as follows:

1.                                      Grant of Security.  Mortgagor irrevocably mortgages, assigns, bargains, confirms, conveys, grants, sells and transfers to Mortgagee, and grants a security interest to Mortgagee with mortgage covenants and upon the statutory mortgage condition in, all of the following collateral (collectively, the “Property”) more specifically described as follows:

1.1                               All of Mortgagor’s present or after-acquired right, title and interest in and to the leasehold interests, unpatented mining claims, easements, rights-of-ways, licenses, and permits, whether owned or leased, all as described in Exhibit A attached to and by this reference made part of this Mortgage (the “Real Estate”), all unpatented mining claims and any amended, relocated, renewal or replacement unpatented mining claims belonging to Mortgagor covering lands situated within such lands (collectively the “Claims”), together with all of the uranium, U3O8, uranium bearing ores, thorium, and any other fissionable material, together with vanadium, molybdenum, manganese, and other non-fissionable materials that are associated with uranium, uranium bearing ores and other fissionable materials within such leaseholds or unpatented mining claims, and all other metals, minerals, ores, concentrates, and refined metals in, on or under the Real Estate and Claims (collectively the “Products”) whether or not severed or extracted from such property (the Real Estate, the Claims, and the Products are collectively referred to in this Mortgage as the “Land”).

1.2                               Together with (i) all the buildings, structures and improvements of every nature now or later situated on the Land; (ii) all fixtures now or later owned or leased by Mortgagor or in which Mortgagor has any interest, and all extensions, additions, accessions, improvements, betterment, renewals, substitutions, and replacements to any of the foregoing (the “Improvements”), and all of the right, title and interest of Mortgagor in and to any such Improvements, subject to any Permitted Encumbrances, which shall, to the fullest extent permitted by law, be conclusively deemed fixtures and a part of the real property encumbered by this Mortgage; and (iii) all architect’s drawings, plans or reports, engineer’s drawings, plans or reports, surveys and other general intangibles of any nature constituting part of or relating to the Land and the Improvements.

1.3                               Together with all easements, rights-of-way, gores, strips or parcels of land, streets, ways, alleys, passages, sewer rights, water courses, water rights (including, without limitation, the water rights and applications for water rights described in Exhibit A) and powers, and all appurtenances, in any way belonging, relating or appertaining to any of the property described in Sections 1.1 and 1.2 or which shall in any way belong, relate or be appurtenant to the Land or the Improvements, whether now owned or later acquired by Mortgagor.

1.4                               Together with all the estate, right, title and interest of Mortgagor in and to all judgments, insurance proceeds, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of all or any part of the property described in Sections 1.1, 1.2 and 1.3 under power of eminent domain, or for any damage (whether caused by such taking or otherwise) to all or any part of the property described in Sections 1.1, 1.2 and 1.3 or to any rights appurtenant, and all proceeds of any sales or other dispositions of all or any part of the property described in Sections 1.1, 1.2 and 1.3 (provided that the foregoing shall not be deemed to permit such dispositions except as provided in this Mortgage or the Facility Agreement); and Mortgagee is authorized to collect and receive said awards and proceeds and to give proper receipts and accountings for them, and (if it so elects) to apply the same toward the payment of the Secured Obligations then due and payable; and all accounts, contract rights, general intangibles, actions and insurance proceeds and unearned premiums arising from or relating to the property described in Sections 1.1, 1.2 and 1.3 and all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the property described in Sections 1.1, 1.2 and 1.3.

1.5                               Together with all rents, income, maintenance fees, and other benefits to which

Mortgagor may now or later be entitled from the property described in Sections 1.1, 1.2 and 1.3 and any business or other activity conducted thereon, to be applied against the Secured Obligations; provided, however, that Mortgagee hereby confers upon Mortgagor a license, so long as no Default (as defined in Section 15, below) has occurred to collect and use such rents, income, maintenance fees and other benefits as they become due and payable, but not in advance. Upon the occurrence of any such Default, the permission given to Mortgagor to collect such rents, income, maintenance fees and other benefits from the property described in Sections 1.1, 1.2 and 1.3 shall automatically terminate and such permission shall not be reinstated upon a cure of such Default without Mortgagee’s specific written consent.

Notwithstanding anything to the contrary contained in this Mortgage, the foregoing provisions shall constitute an absolute, unconditional and present assignment of the rents, income and other benefits from the property described in Sections 1.1, 1.2 and 1.3 above, to Mortgagee, subject, however, to the limited license given to Mortgagor to collect and use such rents, income and other benefits; and the existence or exercise of such right by Mortgagor shall not operate to subordinate this assignment to any subsequent assignment by Mortgagor which shall not be made without the prior written approval of Mortgagee and shall be subject to the rights of Mortgagee.

1.6                               Together with all right, title and interest of Mortgagor in and to all leases and subleases, license agreements, easement agreements, and/or rights-of-way agreements relating to or affecting all or any part of the property described in Sections 1.1, 1.2 and 1.3, in which Mortgagor is, or is the successor to, the lessor, as listed on Exhibit A along with the current lessees, now or later existing or entered into during the term of this Mortgage, including any extensions or renewals, and all other leases, license agreements, easement agreements, and right-of-way agreements hereafter entered into by Mortgagor, and any and all deposits held as security under such leases and subleases, advance rentals and other deposits or payments of a similar nature, reserving unto Mortgagor the right to collect and use the same as well as any other statutory rights Mortgagor may have, except during continuance of a Default, during which time Mortgagee may collect and enforce the same by any lawful means in the name of any party; provided that, in case of foreclosure sale, Mortgagor’s interest in any such leases and subleases then in force shall, upon expiration of Mortgagor’s rights, pass to the purchaser at such sale, subject to election by said purchaser to terminate or enforce any of such leases or subleases.

1.7                               Together with all right, title and interest of Mortgagor in and to all leases and subleases, license agreements, easement agreements, and/or right-of-way agreements relating to or affecting all or any part of the property described in Sections 1.1, 1.2 and 1.3, in which Mortgagor is, or is the successor to, the lessee, as listed on Exhibit A along with the current lessors and a statement as to whether consent of such lessor is required to create a security interest in such leases and other contracts, now or later existing or entered into during the term of this Mortgage, including any extensions or renewals, and all other leases, license agreements, easement agreements, and right-of-way agreements hereafter entered into by Mortgagor (together with the interests identified in Section 1.6 above, the “Leases”).

1.8                               All of Mortgagor’s present or after acquired right, title and interest in and to the surface or subsurface equipment, machinery, motor vehicles and other rolling stock, facilities, fixtures (as defined in accordance with applicable law) and structures, supplies, inventory and other chattels and personal property now or hereafter located in, on or under, affixed to or installed on the Lands or the Improvements or used or purchased for use by Mortgagor in connection with the locating, mining, production, storage and transportation, treatment, manufacture or sale of Products or the use or operation of the items listed above, the Land or the Improvements (collectively the “Operating Equipment”), including, without limitation, those items listed in Exhibit B attached to and by this reference made part of this Mortgage.

1.9                               All of the accounts, contract rights (including, without limitation, all of Mortgagor’s interest in and rights under the Material Agreements described in Exhibit C attached to and by this reference made part of this Mortgage, as well as any other present or future access, joint venture, mining, milling, operating or other agreement relating to the development or operation of the Land) and general intangibles (including, without limitation, the interest of Mortgagor in any company, limited liability company, joint venture or partnership formed for the purpose of developing or operating any part of the Land), rental approvals, consents, licenses and permits (to the extent a security interest may be granted in them) now or after the Effective Date arising from, used in connection with or relating to the locating, mining, production and storage, transportation, treatment, manufacture or sale of Products or for the use or operation of the Land or the Improvements.

1.10                        Together with any and all further or greater estate, right, title, interest, claim and demand whatsoever of Mortgagor, whether now owned or later acquired in or to any of the property described in Sections 1.1, 1.2, 1.3, 1.4, 1.5, 1.6, 1.7, 1.8 and 1.9 above.

1.11                        Together with Mortgagor’s rights to further encumber the property described in Sections 1.1, 1.2, 1.3, 1.4, 1.5, 1.6, 1.7, 1.8, 1.9 and 1.10 above for debt.

1.12                        All of Mortgagor’s claims, demands and causes of action, whether accrued before or after the Effective Date, for damage to the Land or the Improvements, arising from the ownership of the Land or the Improvements or the construction of improvements on the Land or the Improvements, are assigned to Mortgagee, including, but not limited to those (a) in connection with any transactions financed in whole or in part by the funds loaned to Mortgagor by Mortgagee; (b) against former owners of the Land or the Improvements; (c) against owners of the adjoining property; (d) against suppliers of labor, materials or services to the Land or the Improvements; (e) arising in contract or tort, including without limitation commercial tort claims; and (f) for fraud, misrepresentation or concealment of a material fact; the proceeds of any such claim, demand or cause of action shall be paid to Mortgagee who, after deducting from such payment all its expenses, including reasonable attorney’s fees and costs, may apply such proceeds to the Secured Obligations or to any deficiency under this Mortgage or may release any moneys so received by it to Mortgagor as Mortgagee may elect.  After such occurrence or determination, Mortgagee, at its option, may appear in and prosecute in its own name any action or proceeding to enforce any such claim, demand or cause of action and may make any compromise or settlement of any such claim, demand or cause of action.

1.13                        To the extent the estate of Mortgagor in any of the property referred to above in this Section 1 is a leasehold estate, this conveyance shall include, and the lien and security interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Mortgagor in or to the property demised under such leases creating the leasehold estate.

1.14                        All of the property and rights described in Sections 1.1, 1.2, 1.3, 1.4, 1.5, 1.6, 1.7, 1.8, 1.9, 1.10, 1.11, 1.12 and 1.13 above, and each item of property described in those sections, collectively are referred to in this Mortgage as the “Property.”

1.15                        Mortgagor’s assignment and grant of a security interest in any property or right comprising part of the Property for which consent of a third party is required shall be conditioned upon Mortgagor obtaining such consent.  Mortgagor’s execution, delivery and recording of this Mortgage are not, and the same shall not be construed to be, Mortgagee’s assumption or exercise of the administration, control, management, operation or ownership of Mortgagor, Mortgagor’s assets, Mortgagor’s business or the Property, including, without limitation, any approvals, consents, licenses or permits issued to or held by Mortgagor.

1.16                        To the extent permitted by and subject to applicable law, the lien of this Mortgage will automatically attach, without further act, to all after acquired fixtures and improvements which are part of the Property.

2.                                      Performance of the Facility Agreement, Notes and Mortgage.  Mortgagor shall fully perform, observe and comply with all provisions of the Facility Agreement, this Mortgage and each other Transaction Document.  Mortgagor will promptly pay and perform all of the Secured Obligations as and when the same become due pursuant to the terms of the Transaction Documents.  All sums payable by Mortgagor shall be payable in immediately available funds.

3.                                      General Representations, Covenants and Warranties.  Mortgagor represents, covenants and warrants that:

3.1                               Fee Title.  Except as otherwise set forth in the Title Reports and Opinions listed on Exhibit D hereto, Mortgagor holds and owns good and marketable title in fee simple to the fee lands and patented mining claims which constitute part of the Property, and has all right, full power and lawful authority to mortgage and pledge the same and Mortgagee may at all times peaceably and quietly enter upon, hold, occupy and enjoy such Property in accordance with the terms of this Mortgage.  Mortgagor is in exclusive possession of such Property, and such Property is free and clear of all damages, claims, encumbrances, liens, royalties and security interests, except Permitted Encumbrances and Encumbrances identified in Exhibit A and except as otherwise set forth in the Title Reports and Opinions listed on Exhibit D hereto.

3.2                               Title to Unpatented Mining Claims.  Regarding the Claims which constitute a portion of the Property, except as otherwise set forth in the Title Reports and Opinions listed on Exhibit D, Mortgagor covenants, represents and warrants that: (a) to its knowledge, the Claims were properly located in accordance with applicable federal and state laws and regulations; (b) all assessment work requirements for the Claims have been performed and all filings and recordings of proof of performance have been made properly and all federal annual unpatented mining claim maintenance and rental fees have been paid properly and timely (in each case, save for where the non-compliance does not constitute, and could not reasonably be expected to constitute, a Material Adverse Effect); (c) the Claims are in good standing (save for where lack of good standing does not constitute, and could not reasonably be expected to constitute, a Material Adverse Effect), and Mortgagor owns its interest in the Claims, free and clear of all Encumbrances, subject only to the paramount title of the United States, Permitted Encumbrances, and the Encumbrances identified in Exhibit A; and (d) Mortgagor has good right and full power to assign, convey, grant and transfer the interests described in this Mortgage. Mortgagor makes no representation or warranty concerning the discovery or presence of valuable minerals on the Claims which comprise all or a portion of the Property, or as to the maintenance of pedis possessio rights with respect to any of the Claims or as to the nature or extent of its rights to use the surface of the Claims.

3.3                               Leased Real Estate and Claims.   Regarding that portion of the Property in which Mortgagor holds an interest under the Leases or other contracts:  (a)  Mortgagor is in exclusive possession of such Property; (b) Mortgagor has not received any written notice of default of any of the material terms or provisions of such Leases or other contracts, which default remains uncured as of the date hereof; (c) neither Mortgagor nor, to Mortgagor’s knowledge, the lessor under any of the Leases to which Mortgagor is a party is in default under any such lease, nor, to Mortgagor’s knowledge,  has any event occurred which with the passage of time or the giving of notice would constitute a default: (d) except where a consent is identified in Exhibit A, Mortgagor has authority under such Leases or other contracts to perform fully its obligations under this Mortgage; (e) such Leases and other contracts are in good standing and, to Mortgagor’s knowledge, are valid (and enforceable and have not been altered, modified or amended in any manner, except as shown on Exhibit A; (f) Mortgagor has no knowledge of any act or omission or any condition on that portion of the Property held by such Leases or other contracts which could be considered or construed as a default thereunder; and (g) to Mortgagor’s knowledge, all portions of the Property held by such Leases or other contracts are free and clear of all damages, claims, encumbrances, liens, royalties and security interests, except as created by or identified in the Leases and except for Permitted Encumbrances and Encumbrances identified in Exhibit A, Part I(B). The foregoing representations and warranties will be true and correct with respect to each future Lease and each and any future lessors.

3.4                               No Conflict.  Mortgagor covenants, represents and warrants that:  (a) Mortgagor’s execution and delivery of this Mortgage will not conflict with or result in a breach of (i) Mortgagor’s articles of incorporation, bylaws, operating agreement or other constituent or constating documents; (ii) any applicable Law binding on or affecting Mortgagor’s properties; (iii) any contractual restriction (other than the required consents identified in Exhibit A Part I(B) binding on or affecting Mortgagor or its properties (including any Material Agreement) where the breach results in or could reasonably be expected to result in a Material Adverse Effect; or (iv) any writ, judgment, injunction, determination or award which is binding on Mortgagor; (b) Mortgagor’s execution and delivery of this Mortgage will not result in, or require or permit (i) the imposition of any Lien (other than that imposed by the Securities) on or with respect to any properties now owned or hereafter acquired by Mortgagor; or (ii) the acceleration of the maturity of any Mortgagor’s indebtedness under any contractual provision binding on or affecting it; (c) Mortgagor is not aware of any actions, proceedings or suits (whether or not purportedly on behalf of Mortgagor) pending or threatened against or affecting

Mortgagor or any part of the Property which have a material likelihood of being determined adversely to Mortgagor and, if so adversely determined, have or could reasonably be expected to have a Material Adverse Effect; (d) Mortgagor has not previously assigned, conveyed, encumbered, granted, subleased or otherwise transferred any of its interest in the Property except i) pursuant to the royalty provisions contained in the Leases identified on Exhibit A or (ii) as otherwise set forth in Exhibit A; and (e) there has been no act or omission by Mortgagor which could result by notice or lapse of time in the abandonment, breach, default, forfeiture, relinquishment or termination of any agreement by or under which Mortgagor holds or owns any interest in the Property (save for where the act or omission does not have, and could not reasonably be expected to have, a Material Adverse Effect).

3.5                               Maintenance of Unpatented Mining Claims.  For each annual assessment work year commencing during the term of this Mortgage, Mortgagor shall perform for the benefit of the unpatented mining claims which constitute all or part of the Claims work of a type customarily deemed applicable as assessment work and of sufficient value to satisfy the annual assessment work requirements, if any, of all applicable federal, state and local laws, regulations and ordinances, and shall prepare evidence of the same in form proper for recordation and filing, and shall timely record and/or file such evidence in the appropriate federal, state and local office as required by applicable federal, state and local laws, regulations and ordinances.  If under applicable federal, state or local laws and regulations annual mining claim maintenance or rental fees are required to be paid for the unpatented mining claims which constitute all or part of the Claims, beginning with the annual assessment work year of 2008, Mortgagor shall timely and properly pay the annual mining claim maintenance or rental fees, and shall execute and record or file, as required, proof of payment of the annual mining claim maintenance or rental fees and of Mortgagor’s intention to hold the unpatented mining claims which constitute all or part of the Claims.  Mortgagor shall perform such work, pay such fees and complete such filings and recordings as are required under applicable federal, state and local laws before the time required for completion of such acts, and shall deliver to Mortgagee proof of performance of such acts not less than fifteen (15) days before the time required for performance of such acts.

3.6                               Amendment and Relocation of Unpatented Mining Claims.  Except as provided in this Mortgage, Mortgagor shall not abandon any unpatented mining claims or millsites covering any material part of the Property without Mortgagee’s prior written consent.  On not less than fifteen (15) days’ advance written notice to Mortgagee and Mortgagee’s advance consent (such consent not to be unreasonably withheld or delayed), Mortgagor shall have the right to amend or relocate any of the unpatented mining claims and millsites which constitute part of the Claims or to locate any additional unpatented mining claims or millsites which constitute all or part of the Claims.  In such event, all such unpatented mining claims and millsites shall automatically be brought within the terms and provisions of this Mortgage, to the extent permitted by applicable law, and Mortgagor shall execute and deliver any instrument which Mortgagee reasonably requires to evidence the inclusion of such unpatented mining claims and millsites within the coverage of this Mortgage.

3.7                               Maintenance of Lien.  Mortgagor will maintain and preserve the lien of this Mortgage until all of the Secured Obligations have been paid and performed in full and Mortgagor shall have no further obligations in respect of either or both of the Credit Facilities.

3.8                               Binding Obligations.  Mortgagor’s obligations under this Mortgage are the valid and binding obligations of Mortgagor, enforceable in accordance with their respective terms (subject to laws generally affecting creditors’ rights and principles of equity), and Mortgagor’s execution and delivery and performance of such obligations do not contravene any law, order, decree, rule or regulation to which Mortgagor is subject.

3.9                               Compliance With Environmental Laws.  Mortgagor shall comply with Section 8.4 of the Facility Agreement.  In furtherance of the foregoing, Mortgagor shall in all material respects comply and cause the Property to be in compliance with Environmental Laws.  “Environmental Laws” has the meaning given in the Facility Agreement and includes without limitation the Resource Conservation and Recovery Act of 1976, 42 US § 6901, et seq., (“RCRA”), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 US  § 9601, et seq., (“CERCLA”), the Hazardous Materials Transportation Act, 49 US § 1801 et seq., the Clean Air Act, 42 USC § 7401, et seq., the Clean Water Act, 33 USC § 1251, et seq., the Safe Drinking Water Act, 21 USC § 349 and 42 USC § 201 and § 300(f), et seq., the National Environmental Policy Act of 1969, 42 USC § 4321, the Superfund Amendment and Reauthorization Act of 1986 (codified in various sections of 10 USC, 29 USC, 33 USC and 42 USC), and Title III of the Superfund Amendment and Reauthorization Act, 40 USC § 1101, et seq, applicable New Mexico laws, or any and all regulations promulgated under any such law, or any and all similar or successor laws.

3.10                        Indemnification.  Mortgagor shall defend, indemnify and hold harmless Mortgagee, and each of them and their successors, assigns, affiliates and the respective agents, directors, employees, officers and representatives of Mortgagee and such affiliates from any and all liability of any kind for any actions, costs, damages, disbursements, expenses, judgments, liabilities, obligations, penalties or suits in any way arising from or relating to Mortgagor’s performance or breach of its obligations under this Mortgage, including without limitation violation of any Environmental Laws relating to or affecting the Property or Mortgagor, in the manner prescribed in the Facility Agreement.

3.11                        Conduct of Operations.  Mortgagor shall cause all development, construction, mining, milling, processing and reclamation operations on the Property to be done in accordance with Good Industry Practice and material compliance with applicable laws, and permit Mortgagee, through its agents and employees, and at Mortgagee’s expense, to enter on the Property for the purpose of investigating and inspecting the condition, operation and use of the Property (including soil and groundwater sampling and monitoring), provided, however, that Mortgagee shall conduct such investigations and inspections in accordance with applicable provisions of the Facility Agreement and in a manner so as to minimize the disruption of Mortgagor’s operations on the Property.

3.12                        Notice of Environmental Matters.  Mortgagor shall promptly notify Mortgagee after Mortgagor becomes aware of any breach of any representation, covenant or warranty contained in this Mortgage pertaining to Environmental Laws and of the receipt of any knowledge or notice pertaining to any Hazardous Substance, or the release or threatened release of any Hazardous Substance, or Environmental Laws from any governmental authority or any other source or person relating in any manner to the Property.

3.13                        Survival of Representations and Warranties.  All representations, warranties, covenants and disclosures of Mortgagor contained in this Mortgage shall survive the execution and delivery of this Mortgage and shall remain continuing covenants, conditions, representations and warranties of Mortgagor so long as any portion of the Secured Obligations remain outstanding and shall inure to the benefit of and be enforceable by any person who may acquire title pursuant to foreclosure proceedings or deed in lieu of foreclosure.

3.14                        Leasehold Estate Provisions.  To the extent the Mortgagor’s interest in any of the Property is a leasehold (“Leasehold”), Mortgagor agrees:

(a)                                  To perform and comply in all material respects with all agreements, covenants, terms, and conditions imposed on or assumed by Mortgagor as tenant under any Leases, subleases or other occupancy agreements, if any, and that if Mortgagor fails to do so, Mortgagee may, but shall not be obligated to, take any action the Mortgagee deems necessary or desirable to prevent or to cure any default by Mortgagor in the performance of or compliance with any of Mortgagor’s covenants or obligations under the leases.  On receipt by Mortgagee from the landlord under any Lease of any written notice of default by the tenant thereunder, Mortgagee may rely thereon and take any action as stated above to cure such default even though the existence of such default or the nature thereof is questioned or denied by Mortgagor or by any party on behalf of Mortgagor.  Mortgagor hereby expressly grants to Mortgagee, and agrees that Mortgagee shall have, the absolute and immediate right to enter in and on the Property to such extent and as often as Mortgagee, in Mortgagee’s sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Mortgagor.  Mortgagee may pay such sums of money as Mortgagee, in its sole discretion, deems necessary for any such purpose, and Mortgagor hereby agrees to pay to Mortgagee, immediately and without demand, all such sums so paid by Mortgagee, together with interest thereon from the date of each such payment at the rate equal to the Funding Rate specified in the Facility Agreement.  All sums so paid and expended by Mortgagee and the interest thereon shall be added to and be secured by the lien hereof. Mortgagor shall also enforce the performance by the lessor under each Lease to which it is a party of such lessor’s material obligations under such Lease.

(b)                                 It will not surrender the Leasehold estate and interest or terminate or cancel any Lease (other than in the ordinary course of business) and that Mortgagor will not, without Mortgagee’s express, prior, written consent (such consent not to be unreasonably withheld or delayed), assign, sublease, modify, change, supplement, alter or amend any Lease either orally or in writing, and any such termination, cancellation, assignment, sublease, modification, change, supplement, alteration or amendment of any such Lease without Mortgagee’s prior written consent thereto shall be void and of no force and effect.  There shall be no merger of the Leasehold estates created by the Leases with the fee estate of the Property or any portion thereof without the prior written consent of Mortgagee.

4.                                      Compliance with Laws.   Since Mortgagor’s taking of possession of the Property, the Property has complied in all material respects with and from the date of this Mortgage will continue to comply in all material respects with, all applicable restrictive covenants, applicable zoning and subdivision ordinances and building codes and all other applicable laws, rules and regulations, in each case, save for where non-compliance does not have, and could not reasonably be expected to have, a Material Adverse Effect.  If Mortgagor receives notice from any federal, state or other governmental body that Borrower or the Property is not in compliance in any material respect with any ordinance, code, law or regulation, Mortgagor will promptly attempt to cure any violation and will provide Mortgagee with a copy of such notice promptly.

5.                                      Taxes and Impositions.

5.1                               Payment of Taxes.  All real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including, without limitation, non-governmental levies or assessments such as charges for water or sewer maintenance, association dues or charges or fees levied, or charges resulting from covenants, conditions and restrictions affecting the Property which are assessed or imposed upon the Property, or become due and payable, and which create or appear to create a lien upon all or any part of the Property (all of which taxes, assessments and other governmental charges of like nature are later referred to as “Impositions”), shall be the obligation of Mortgagor.  Mortgagor shall pay or cause to be paid all Impositions, when due, before delinquency, shall file all required forms with appropriate governmental authorities when due and shall deliver to Mortgagee evidence of payment of all Impositions within fifteen (15) days of their due dates.  Notwithstanding the foregoing, Mortgagor shall have the right to contest or protest any such taxes and assessments.

5.2                               No Joint Assessment.  Mortgagor covenants and agrees not to suffer, permit or initiate the joint assessment of the real and personal property, or any other procedure where the lien of the real property taxes and the lien of the personal property taxes shall be assessed, levied, or charged to the Property as a single lien, or by which the Property shall be assessed, levied or charged together with any other real property owned by Mortgagor.

5.3                               Payment of Revenue Stamps.  If, at anytime, the United States of America, the State of New Mexico, any other state, or any governmental subdivision having jurisdiction, shall require internal revenue stamps to be affixed to this Mortgage, or other tax paid on or in connection with the execution, delivery or recording of any of the same, Mortgagor will pay them with any interest or other charges imposed in connection with the execution, delivery or recording.

6.                                      Insurance.

6.1                               Required Insurance.   Mortgagor will keep the Property insured for the benefit of Mortgagee, with companies approved by Mortgagee, acting reasonably, and shall obtain, maintain and keep in force policies of insurance for commercial general liability and property against all risks and such other coverages and in such amounts as Mortgagor is obligated to obtain and maintain in accordance with the Facility Agreement. All policies of insurance required under the terms of this Mortgage shall contain an endorsement or agreement by the insurer that any loss shall be payable to Mortgagee in accordance with the terms of such policy notwithstanding any act or negligence of Mortgagor which might otherwise result in forfeiture of such insurance and the further agreement of the insurer waiving all rights of set off, counterclaim or deductions against Mortgagor.  The policies shall name Mortgagee as an additional insured.  All insurance required to be obtained and maintained by Mortgagor under this Mortgage shall be written and issued in a manner sufficient such that Mortgagor is not a co-insurer under any such policy.

6.2                               Endorsement for Mortgagee.  All policies of insurance shall have attached to them a lender’s loss payable endorsement for the benefit of Mortgagee in form satisfactory to Mortgagee.  Mortgagor shall on Mortgagee’s request furnish to Mortgagee a certificate of all policies of required insurance.  If Mortgagee consents to Mortgagor’s provision of any of the required insurance through blanket policies carried by Mortgagor and covering more than one location, Mortgagor shall deliver to Mortgagee a certificate of insurance for each such policy describing the coverage, the limits of liability, the carrier’s or insurer’s name, the policy number, and the expiration date.  At least thirty (30) days before the expiration of each such policy, Mortgagor shall deliver to Mortgagee evidence satisfactory to Mortgagee of the payment of premium and the reissuance of the policy continuing the insurance in force as required by this Mortgage.  Each policy shall contain a provision that the policy will not be cancelled or materially amended, which terms shall include any reduction in the scope or limits of coverage, without at least fifteen (15) days’ prior written notice to Mortgagee.  If Mortgagor fails to provide, maintain, keep in force or deliver and furnish to Mortgagee the policies of insurance required under this Section, Mortgagee may, but is not obligated to, procure such insurance or single-interest insurance for such risks covering Mortgagee’s interest at Mortgagor’s cost and expense.

6.3                               Payment of Premiums.  Mortgagor will reimburse Mortgagee for any premiums paid for insurance made by Mortgagee on Mortgagor’s default in obtaining and maintaining insurance or in assigning and delivering policies of insurance, together with interest at the rate provided in the Facility Agreement.

6.4                               Use of Insurance Proceeds.  So long as there is no Default and subject to the provisions of Section 8.3, Mortgagor shall be entitled to retain and apply the proceeds of any insurance policy on the Property paid on any loss covered by such insurance policy, provided, however, that Mortgagor shall apply and pay the proceeds under any such insurance policy to the repair and restoration of the Property.  If there is an existing Default:  (a) Mortgagee is authorized and empowered to adjust or compromise any loss under any insurance policy on the Property and to collect and receive the proceeds from any such policy; (b) each insurer under such a policy is authorized and directed to make payments in the event of loss to Mortgagee directly; (c) after deducting its expenses incurred in collection or handling, Mortgagee shall be entitled to retain and apply the proceeds of any such insurance to the payment and performance of the Secured Obligations, whether or not then due, or, if Mortgagee, in the sole discretion of Mortgagee, shall so elect, Mortgagee may hold any and all such proceeds for application to payment of the cost of restoration or release any proceeds to Mortgagor or whoever is represented to be the owner of the Property at that time; and (d) Mortgagee shall have no liability to Mortgagor for failure to collect such payments in a timely manner or otherwise.

6.5                               Successor Rights to Insurance.  To the extent permitted by law and the policies of insurance obtained and maintained by Mortgagor, in the event of a foreclosure of this Mortgage, the purchaser of the Property shall succeed to all the rights of Mortgagor, including any rights to the proceeds of insurance and to unearned premiums to the extent such proceeds and unearned premiums arise from events occurring or the passage of time after the sale on foreclosure of this Mortgage, in and to all policies of insurance assigned to Mortgagee.

6.6                               No Mortgagee Liability for Insurance.  Mortgagee shall not, by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and Mortgagor expressly acknowledges and agrees that Mortgagor has full responsibility and bears all liability for such obligations.  Mortgagor waives any and all right to claim or recover against Mortgagee or Mortgagee’s agents, employees, officers or representatives for loss of or damage to Mortgagor, the Property, Mortgagor’s property or the property of others, whether or not under Mortgagor’s control, from any cause insured against or required to be insured against under this Mortgage.

6.7                               Delivery of Insurance Bills.  If a Default occurs and on Mortgagee’s request, Mortgagor shall deliver to Mortgagee copies of all bills, statements or other documents relating to insurance premiums and evidence of payment of the insurance premiums

7.                                      Condemnation.  To the extent allowed under applicable law, Mortgagee shall be entitled to all compensation awards, damages, claims, rights of action, settlement and proceeds of, or on account of, any damage or taking through condemnation or arising from a conveyance in lieu of condemnation, and is authorized, at its option, to commence, appear in and prosecute in its own or Mortgagor’s name any action or proceeding relating to any condemnation and to settle or compromise any claim asserted in any such action or proceeding.  All such compensation, awards, damages, claims, rights of action and proceeds and other payments or relief, and the right to them, are included in the Property and Mortgagee, after deducting from such proceeds and payments all of its expenses, including attorneys’ fees, may release any monies so received by it to Mortgagor or whoever is represented to be the owner of the Property at that time, without affecting the lien of this Mortgage, or may apply the same in such manner as Mortgagee shall determine, to the reduction of the Secured Obligations.  Any balance of such monies then remaining shall be paid to Mortgagor or whoever is represented to be the owner of the Property at that time.  Mortgagor agrees to execute such further assignments of any compensation awards, damages, claims, rights of action, settlements and proceeds as Mortgagee may require to give effect to this Section.  Notwithstanding any such condemnation or conveyance in lieu of condemnation, Mortgagor shall continue to pay interest, computed at the rate provided in the Facility Agreement, on the entire unpaid balance of the Secured Obligations.

8.                                      Care of Property.

8.1                               Maintenance of Property.  Mortgagor shall preserve and maintain the Property in good condition and repair (reasonable wear and tear and shutdowns for maintenance in the ordinary course of business excepted, and except to the extent, if applicable, that non-compliance is expressly permitted by the Facility Agreement), Mortgagor shall not permit, commit or suffer any waste, impairment or deterioration of all or any part of the Property which is inconsistent with Good Industry Practice, and will not take any action which will increase the risk of fire or other hazard to all or any part of the Property, other than in compliance with applicable laws.   Mortgagor shall supply to Mortgagee, promptly upon receipt by Mortgagor, any report, assessment or other evaluation pertaining to the physical condition of the Property, including but not limited to the presence of any Hazardous Substance or the condition of any underground storage tank.

8.2                               Removal and Destruction of Property.  Except as otherwise provided in this Mortgage or as expressly permitted by the Facility Agreement, no part of the Property shall be removed, demolished or materially altered without the prior written consent of Mortgagee.  Mortgagor shall have the right, without such consent, to remove and dispose of, free from the lien of this Mortgage, any part of the Property, which is a fixture as from time to time may become worn out or obsolete, provided, however, that either simultaneously with or prior to such removal, any such property necessary for the conduct of Mortgagor’s business at or on the Property shall be replaced with other property of equal utility and of a value at least equal to that of the replaced property when first acquired and free from any security interest of any other person, and by such removal and replacement Mortgagor shall be deemed to have subjected such replacement property to the lien of this Mortgage.

8.3                               Notice of Damage to Property.  If any part of the Property is lost, damaged or destroyed by fire, condemnation or any other cause, Mortgagor will give prompt written notice to Mortgagee and, provided that a Default has not occurred, Mortgagor shall have the option, in accordance with and subject to Sections 6.4 and 7 hereof, to either:  (a) promptly restore the Property to the equivalent of its original condition; or (b) use the proceeds of any insurance policy or condemnation award to make payments towards the unpaid balance of the Secured Obligations.

8.4                               Repair of Property.  To the extent required under applicable laws, regulations and ordinances, no work of repair or improvement on or to the Property shall be undertaken until Mortgagor’s plans and specifications have been approved by all governmental and regulatory agencies having jurisdiction of the Property and such agencies shall have issued governmental approvals, licenses, permits, special use permits and zoning changes or variances as required by applicable laws, regulations and ordinances.

9.                                      Transfer; Further Encumbrance of Property.   Except for Permitted Encumbrances,

and except as otherwise permitted by the Facility Agreement, Mortgagor shall not, directly or indirectly, alienate or further encumber any interest in all or any part of the Property, assign, contract to sell, convey, sell or transfer, either voluntarily or involuntarily, all or any part of the Property or any interest in it, nor shall a voluntary grant of an option, pledge, sale or other transfer or any change in the ownership or control of Mortgagor be effected, in each case except to the extent, if applicable, that the same is expressly permitted by the Facility Agreement.  Any such sale, conveyance, alienation, transfer, pledge, option, or encumbrance made without Mortgagee’s prior written consent (and not expressly permitted by the Facility Agreement) shall be void, and shall give Mortgagee the right and option to declare any or all of the Secured Obligations to be forthwith due and payable (subject to any applicable limitation in the Facility Agreement).  The right and option of Mortgagee under this subsection to declare a default for any of the above-mentioned acts or events may be exercised at any time after the occurrence of any such act or event and Mortgagee’s acceptance of one or more payment or payments payable by Mortgagor or performance of any of Mortgagor’s obligations shall not constitute a waiver of Mortgagee’s right and option.  Mortgagee’s consent to any alienation, assignment, conveyance, disposition, encumbrance or other lien, sale or transfer or failure to exercise such right and option concerning any of the foregoing shall not be construed as a waiver of Mortgagee’s right and option with regard to any subsequent transactions.  Mortgagor shall not, without the prior written consent of Mortgagee, further assign the rents from the Property to anyone other than Mortgagee, and any such assignment without prior express written consent of Mortgagee shall be null and void.  Mortgagor agrees that if the ownership of all or any part of the Property becomes vested in a person other than Mortgagor, Mortgagee may, without notice to Mortgagor, deal in any way with such successor or successors in interest with reference to this Mortgage and the other Transaction Documents and the Secured Obligations without in any way vitiating or discharging Mortgagor’s liability under this Mortgage or the other Transaction Documents or the Secured Obligations.  No sale of the Property and no forbearance to any person with respect to the Mortgage, the other Transaction Documents or the Secured Obligations and no extension to any person of the time for payment or performance of any of the Secured Obligations given by Mortgagee shall operate to release, discharge, modify, change or affect the original liability of Mortgagor either in whole or in part.  If Mortgagor leases the Property subsequent to the date of this Mortgage, Mortgagor shall cause the terms and conditions of any lease to expressly provide that the lease, and the lessee’s rights under the lease, shall be subordinate and subject to Mortgagee’s rights under this Mortgage and the lessee under any such leasehold interest shall agree and covenant that such leasehold interest is subordinate and subject to this Mortgage.

10.                               Further Assurances.  At any time and from time to time, upon Mortgagee’s request, Mortgagor shall make, execute and deliver, or cause to be made, executed and delivered to Mortgagee, and, where appropriate, shall cause to be recorded or filed, and from time to time to be re-recorded and refiled at such time and in such offices and places as shall be deemed desirable by Mortgagee, any and all such further deeds of trust, instruments of further assurance, certificates and other documents as are reasonably necessary to effectuate, complete or perfect, or to continue and preserve the obligations of Mortgagor under this Mortgage and the lien of this Mortgage as a lien upon all of the Property, whether now owned or later acquired by Mortgagor, and unto all and every person or persons deriving any estate, right, title or interest under this Mortgage or the power of sale granted under this Mortgage.

11.                               Security Agreement and Financing Statements.

11.1                        Grant of Security Interest.  Mortgagor (as Debtor) grants to Mortgagee (as Creditor and Secured Party) a security interest in the Property, and in all proceeds thereof, pursuant to the Uniform Commercial Code of the State of New Mexico (  § 55-1-101 et seq. NMSA 1978, the “Code”).

11.2                        Financing Statements.  When required under applicable law and as requested by Mortgagee, Mortgagor shall execute any and all such documents, including without limitation, financing statements pursuant to the Code, as Mortgagee may request, to preserve and maintain the priority of the lien created by this Mortgage on the fixtures, improvements and as-extracted collateral constituting part of the Property and the personal property described in the Exhibits attached to and by this reference incorporated in this Agreement.  Mortgagor authorizes and empowers Mortgagee to execute and file, on Mortgagor’s behalf, all financing statements and refilings and continuations as Mortgagee deems necessary or advisable to create, preserve and protect the lien.  This Mortgage shall be deemed a security agreement as defined in Section 30-9A-102(uuu) of the Code and the remedies for any violation of the covenants, terms and conditions of the parties’ agreements shall be cumulative and (i) as prescribed in this Mortgage, or (ii) by general law, or (iii) as to such part of the security which is also reflected in the financing statement by the specific statutory consequences now or later enacted and specified in the Code, all at Mortgagee’s sole election.

11.3                        Character of Property.  Mortgagor and Mortgagee agree that the filing of a financing statement in the records normally having to do with personal property shall never be construed as derogating from or impairing the express declaration and intention of the parties, that the Improvements are, and at all times and for all purposes and in all proceedings, both legal or equitable, shall be regarded as part of the real estate encumbered by this Mortgage irrespective of whether (a) any such item is physically attached to the Improvements, (b) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital or in any list filed with Mortgagee, or (c) any such item is referred to or reflected in any such financing statement so filed at any time.  Similarly, the mention in any such financing statement of (d) rights in or to the proceeds of any fire and/or hazard insurance policy, or (e) an award in eminent domain proceedings for a taking or for loss of value, or (f) Mortgagor’s interest as lessor in any present or future lease or rights to income growing out of the use and occupancy of the Property, whether pursuant to lease or otherwise, shall never be construed as altering any of the rights of Mortgagee as determined by this instrument or impugning the priority of Mortgagee’s lien or by any other recorded document, but such mention in the financing statement is declared to be solely for the protection of Mortgagee in the event any court or judge shall hold, with respect to the matters stated in the foregoing clauses (d), (e) and (f) that notice of Mortgagee’s priority of interest, to be effective against a particular class of persons, including but not limited to the federal government and any subdivision or entity of the federal government, must be filed in the Code records.

11.4                        Fixtures.  The security agreement described above covers as-extracted collateral and goods which are or are to become fixtures, and this Mortgage shall be effective as a financing statement filed as a fixture filing from the date of its recording, in accordance with

Section 55-9-502 of the Code.  In that connection, the addresses of Mortgagor as debtor and Mortgagee as secured party are as stated above, and the address of Mortgagee is also the address from which information concerning the security interest may be obtained by an interested party.

12.                               Assignment of Rents.  If Mortgagor, as a lessor, enters into any leases of the Property, the assignment contained under Section 1.5 shall be fully operative without any further action on the part of either party and specifically at any time before or after foreclosure Mortgagee shall be entitled, upon the occurrence of a Default and the continuation of such Default beyond any applicable cure period, to all business, rents, income and other benefits from the Property or from any business or other activity conducted thereon, described in Sections 1.1, 1.2, 1.3 and 1.4 whether or not Mortgagee takes possession of such property.  Mortgagor further grants to Mortgagee the right (a) to enter upon and take possession of the Property for the purpose of collecting the rents, income and other benefits, (b) to dispossess by the usual summary proceedings any tenant defaulting in the payment of rents to Mortgagee, (c) to let all or any part of the Property, and (d) to apply rent, income, maintenance fees, and other benefits, after payment of all necessary charges and expenses, on account of the Secured Obligations.  Such assignment and grant shall continue in effect until the Secured Obligations are paid and performed in full and Mortgagee shall have no further obligations in respect of the Credit Facilities, the execution of this Mortgage constituting and evidencing the irrevocable consent of Mortgagor to the entry upon and taking possession of the Property by Mortgagee pursuant to such grant, whether or not foreclosure has been instituted.  Neither the exercise of any rights under this Section 12 by Mortgagee nor the application of any such rents, income or other benefits to the Secured Obligations shall cure or waive any default or notice of default or invalidate any act done pursuant to this Mortgage or to any such notice, but shall be cumulative of all other rights and remedies.

It is understood and agreed that neither the foregoing assignment of rents and profits to Mortgagee nor the exercise by Mortgagee of any of its rights or remedies shall be deemed to constitute Mortgagee a “Mortgagee-in-possession” or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any portion of the Property, unless and until Mortgagee, in person or by agent, assumes actual possession.  The appointment of a receiver for the Property by any court at the request of Mortgagee or by agreement with Mortgagor, or the entering into possession of all or any part of the Property by such receiver, shall not be deemed to make Mortgagee a Mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any portion of the Property.

Mortgagor shall apply the rents and profits to the payment of all necessary and reasonable operating costs and expenses of the Property, debt service on the Secured Obligations, and a reasonable reserve for futures expenses, repairs and replacements for the Property, before using the rents and profits for Mortgagor’s personal use or any other purpose not for the direct benefit of the Property.

13.                               Mechanic’s and Other Liens.  Mortgagor shall not permit or suffer any mechanic’s, laborer’s, or materialman’s statutory or other lien (other than any lien for taxes not yet due) to be created upon the Property other than Permitted Encumbrances; provided, however, that unless the nonpayment of any such mechanic’s or other lien may create a forfeiture of any part of the Property, Mortgagor may, in good faith, by appropriate proceedings, contest the validity, applicability or amount of any assessed lien, and pending such contest, Mortgagor shall provide security in form and amount deemed satisfactory by Mortgagee in its reasonable discretion to be adequate to cover the payment of such lien with interest, penalties and costs.

14.                               Mortgagee’s Performance of Defaults.  If Mortgagor defaults in the payment of any assessment or tax, encumbrance or other Imposition, in its obligation to furnish insurance under this Mortgage, or in the performance or observation of any other covenant, condition or term of this Mortgage or any of the other Transaction Documents, to preserve its interest in the Property, Mortgagee may perform or observe the same, and all payments made (whether such payments are regular or accelerated payments) and all costs and expenses incurred or paid by Mortgagee in that connection shall become due and payable immediately.  The amounts so incurred or paid by Mortgagee, together with interest at the Funding Rate prescribed in the Facility Agreement from the date incurred until paid by Mortgagor, shall be added to the Secured Obligations.  Mortgagee is empowered to enter and to authorize others to enter upon the Property for the purpose of performing or observing any such defaulted covenant, condition or term.

15.                               Events of Default.  The term “Default,” wherever used in this Mortgage, shall mean any one or more of the following events:

15.1                        Facility Agreement “Default.”  The occurrence of any Event of Default specified in the Facility Agreement.

15.2                        Abandonment or Taking of Property.  If Mortgagor abandons all or any material part of the Property or all or any material part of the Property shall be damaged or taken through condemnation (which term shall include any damage or taking by any governmental authority or any other authority by the laws of the State of New Mexico or the United States of America to so damage or take, and any transfer by private sale in lieu of such taking), either temporarily for a period in excess of fourteen (14) days or permanently, provided that such damage or taking materially impairs Mortgagee’s security under this Mortgage and the proceeds, if any, from such damage or condemnation, which Mortgagor shall apply to the repair or restoration of the Property, are inadequate to repair or restore the Property such that Mortgagee’s security is not materially impaired.

16.                               Remedies; Acceleration of Maturity; Mortgagee’s Power of Enforcement.

16.1                        Acceleration of Indebtedness.  If a Default occurs, and subject to any obligations of Mortgagee to deliver or give notice of a Default in accordance with applicable laws and the terms of this Mortgage and the other Transaction Documents, Mortgagee may declare any or all of the Secured Obligations to be forthwith due and payable (subject to any applicable limitation in the Facility Agreement), and upon such declaration such Secured Obligations shall immediately become due and payable without demand or notice.

16.2                        Right of Foreclosure.  Mortgagee shall have the following powers concerning enforcement of this Mortgage:

16.2.1                  Time is of the essence of this Mortgage.

16.2.2                  If a Default occurs, Mortgagee may, either with or without entry or taking possession or otherwise, and without regard to whether or not the Secured Obligations shall be due and without prejudice to the right of Mortgagee later to bring an action or proceeding to foreclose or any other action for any default existing at the time such earlier action was commenced, proceed by any lawful action or proceeding to enforce payment and performance of any or all of the Secured Obligations or the performance of the terms of the Transaction Documents or any other right; to foreclose this Mortgage in the manner provided by law of the State of New Mexico applicable to the foreclosure of mortgages on real property and, subject to Mortgagee’s right of redemption (as reduced herein), to sell, as an entirety or in separate lots or parcels, the Property pursuant to the laws of the State of New Mexico or under the judgment or decree of a court or courts of competent jurisdiction; and Mortgagee shall be entitled to recover in any such proceeding all incidental costs and expenses, including reasonable attorneys’ fees and costs (including, expressly, costs incurred for services of paralegals and for computer-assisted legal research) in such amount as shall be awarded by the court; and to pursue any other remedy available to it at law or in equity.

16.3                        Uniform Commercial Code Remedies.  If a Default occurs, Mortgagee may exercise any or all of the remedies and rights afforded to a secured party under the Uniform Commercial Code as in effect within the State of New Mexico.

16.4                        Foreclosure; Expense of Litigation.  In the event of foreclosure of the lien, there shall be allowed and included as additional Secured Obligations, all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for reasonable attorneys’ fees (including, expressly, costs of services of paralegals), appraiser’s fees, outlays for documentary and expert evidence, stenographers’ charges, publication costs, and costs (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to title as Mortgagee may deem reasonably advisable either to prosecute such suit or to evidence to a bidder at any sale which may be had the true condition of the title to or the value of the Property.  All such expenditures and expenses and such expenses and fees as may be incurred in the protection of said premises and the maintenance of the lien of this Mortgage, including the reasonable fees of any attorney employed by Mortgagee in any litigation or proceeding affecting this Mortgage, the Transaction Documents or the Property, including probate and bankruptcy proceedings, or in the preparations for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Mortgagor, with interest at the Funding Rate specified in the Facility Agreement, and shall be secured by this Mortgage.

16.5                        Reduction in Redemption Period.   If this Mortgage is foreclosued, If this Mortgage is foreclosed, the redemption period shall be on (1) month in lieu of nine (9) months.

17.                               Mortgagee’s Right to Enter and Take Possession, Operate and Apply Income.  The following provisions shall prescribe Mortgagee’s rights, in addition to those available at law and in equity, to take possession and operate the Property and apply income from the Property:

17.1                        Possession of Property.  If a Default occurs, (a) Mortgagor, on Mortgagee’s demand after Mortgagee’s compliance with applicable laws, shall surrender to Mortgagee the actual possession and, to the extent permitted by law, Mortgagee itself, or such officers or agents as it may appoint, may enter, and take possession of all of the Property, and may exclude Mortgagor and its agents and employees wholly from and may have joint access with Mortgagor to the books, papers and accounts of Mortgagor; and (b) Mortgagor will pay monthly in advance to Mortgagee on Mortgagee’s entry into possession, or to any receiver appointed to collect the rents, income and other benefits of the Property, the fair and reasonable rental value for the use and occupation of such part of the Property as may be in possession of Mortgagor with Mortgagee’s consent, and upon default in any such payment will vacate and surrender possession of such part of the Property to Mortgagee or to such receiver and, in default, Mortgagor may be evicted by summary proceedings or otherwise.

17.2                        Mortgagee’s Action to Gain Possession.  If Mortgagor for any reason fails to surrender or deliver the Property after Mortgagee’s demand, Mortgagee may obtain a judgment or decree conferring on Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession of all or part of the Property to Mortgagee.  Mortgagor specifically consents to the entry of such judgment or decree and reasonable compensation to Mortgagee, its attorneys and agents, and all such costs, expenses and compensations shall, until paid, be secured by the lien of this Mortgage and bear interest at the Funding Rate specified in the Facility Agreement.

17.3                        Mortgagee’s Property Rights.  Upon every such entering upon or taking of possession, Mortgagee may control, hold, operate, possess or use the Property, and, from time to time, conduct its business, and, from time to time, in its sole and absolute discretion:

17.3.1                  Make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements to the Property and purchase or otherwise acquire additional fixtures, personalty and other property;

17.3.2                  Insure or keep the Property insured;

17.3.3                  Manage and operate the Property and exercise all the rights and powers of Mortgagor in its name or otherwise with respect to the same; and

17.3.4                  Enter into agreements with others to exercise the powers granted to Mortgagee, all as Mortgagee from time to time may determine; and Mortgagee may collect and receive all the rents, income and other benefits, including those past due as well as those later accruing; and shall apply the monies so received by Mortgagee in such priority as Mortgagee may determine to (a) the payment of rent or any other tenant charges; (b) the payment of Secured Obligations which are due and payable; (c) the deposits for taxes and assessments and insurance premiums due; (d) the cost of insurance, taxes, assessments and other proper charges upon the Property; (e) the compensation, expenses and disbursements of the agents, attorneys and other representatives of Mortgagee; and (f) any other charges or costs required to be paid by Mortgagor under the terms of this Mortgage.

17.4        Return of Property to Mortgagor.  Mortgagee shall surrender possession of the Property to Mortgagor only when all of the Secured Obligations shall have been paid and performed in full and all defaults fully cured and Mortgagee shall have no further obligations in respect of either or both of the Credit Facilities.  The same right of taking possession, however, shall exist if any subsequent Default shall occur and be continuing.

18.          Purchase by Mortgagee.  Upon any foreclosure sale, Mortgagee may bid for and purchase the Property and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability.

19.          Application of Indebtedness Toward Purchase Price.  Upon any such foreclosure sale, Mortgagee may, if permitted by law, and after allowing for costs and expenses of the sale, compensation and other charges in paying the purchase price, apply any or all of the Secured Obligations, in lieu of cash, to the amount which shall, upon distribution of the net proceeds of such sale, be payable.

20.          Waiver of Appraisement, Valuation, Stay, and Extension Laws.  Subject to Mortgagor’s right of redemption (as reduced herein), Mortgagor agrees to the fullest extent permitted by applicable law that if a Default occurs and is existing, neither Mortgagor nor anyone claiming through or under it shall or will set up a claim or seek to take advantage of any appraisement, valuation, stay or extension laws now or later in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Property or the final and absolute putting into possession, immediately after such sale, of the purchaser, and Mortgagor, for itself and all who may at any time claim through or under it, waives, to the fullest extent that it may do lawfully, the benefit of all such laws, and any and all right to have the assets, comprising the Property marshalled upon any foreclosure of the lien and agrees that Mortgagee, or any court having jurisdiction to foreclose such lien may sell the Property in part or as an entirety.

21.          Receiver.  If a Default occurs, Mortgagee, to the extent permitted by law, may apply to or petition a court of competent jurisdiction for the appointment of a receiver to enter upon and take possession of the Property and to collect all rents, income and other benefits and apply them as the court may direct.

22.          Suits to Protect the Property.  Mortgagee shall have the power and authority, but shall have no obligation, to institute and maintain any suits or proceedings as Mortgagee may deem advisable (a) to prevent any impairment of the Property by any acts which may be unlawful or any violation of this Mortgage; (b) to preserve or protect its interest in the Property; and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security or be otherwise prejudicial to Mortgagee’s interest.

23.          Proofs of Claim.  In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding affecting Mortgagor or any guarantor, obligor, co-maker or endorser of any of Mortgagor’s obligations, its creditors or its property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim or other documents as may be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Mortgagor under this Mortgage, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Mortgagor after such date.

24.          Mortgagor to Pay Upon Default; Application of Monies by Mortgagee.

24.1        Collection of Indebtedness.  If there is an existing Default, then upon Mortgagee’s demand, Mortgagor will pay to Mortgagee the whole of the Secured Obligations so demanded; and if Mortgagor fails to pay the same upon such demand, Mortgagee shall be entitled to sue for and to recover judgment against Mortgagor for the whole amount so due and unpaid together with costs and expenses, including without limitation, the reasonable compensation, expenses and disbursements of Mortgagee’s agents, attorneys (including, expressly, costs of services of paralegals) and other representatives, either before, after or during the pendency of any proceedings for the enforcement of this Mortgage and the right of Mortgagee to recover such judgment shall not be affected by any taking, possession or foreclosure sale, or by the exercise of any other right, power or remedy for the enforcement of the terms of this Mortgage, or the foreclosure of the lien.

24.2        Deficiency on Foreclosure.  In case of a foreclosure sale of all or any part of the Property and of the application of the proceeds of sale towards payment of the Secured Obligations, Mortgagee shall be entitled to enforce payment from Mortgagor of all amounts then remaining due and unpaid and to recover judgment against Mortgagor for any portion remaining unpaid, with interest, if and to the fullest extent permitted by the law of the State of New Mexico.  If permitted by applicable law, all such deficiency amounts shall bear interest at the Overdue Rate specified in the Facility Agreement before and after the entry of any judgment.  In addition, Mortgagee shall be entitled to recovery of its costs in connection with such proceedings, including reasonable attorneys’ fees (including, expressly, costs of services of paralegals).  This provision shall survive any foreclosure or sale of the Property or the extinguishment of the lien.

24.3        Nonwaiver of Lien.  Mortgagor hereby agrees, to the extent permitted by law, that no recovery of any such judgment by Mortgagee and no attachment or levy of any execution upon any of the Property or any other property shall in any way affect the lien of this Mortgage upon the Property or any lien, rights, powers or remedies of Mortgagee under this Mortgage.

24.4        Application of Funds Collected.  Any monies collected or received by Mortgagee shall be applied to the payment of compensation, expenses and disbursements of the agents, attorneys and other representatives of Mortgagee, and the balance remaining shall be applied to the payment of the balance of the Secured Obligations in accordance with the provisions of the Facility Agreement.

24.5        Application of Funds Collected to Mortgagor’s Obligations.  If a Default

occurs, Mortgagee shall have the right, in its discretion, to apply sums deposited by Mortgagor with Mortgagee for the payment of taxes and assessments, insurance premiums, and any other amounts to the payment of the Secured Obligations.

25.          Delay or Omission No Waiver.  No delay or omission of Mortgagee or any holder of the Secured Obligations to exercise any right, power or remedy upon any Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Default or to constitute acquiescence. Every right, power and remedy given to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee.

26.          No Waiver of One Default to Affect Another.  No waiver of any Default shall extend to or affect any subsequent or any other Default. If Mortgagee grants forbearance or any extension of time for the payment of any Secured Obligations, takes other or additional security for the payments, waives or does not exercise any right granted in the Facility Agreement, this Mortgage or any other Transaction Document, releases any part of the Property from the lien of this Mortgage or any other Transaction Document, consents to the filing of any map, plat or replat of the land, consents to the granting of any easement on the land, or makes or consents to any agreement changing the terms of this Mortgage or subordinating the lien or any change of this Mortgage, no such act or omission shall release, discharge, modify, change or affect the original liability under the Facility Agreement, this Mortgage or otherwise of Mortgagor, or any subsequent purchaser of the Property or any maker, obligor, co-signor, surety or guarantor.  No such act or omission shall preclude Mortgagee from exercising any right, power or privilege granted to Mortgagee or intended to be granted in case of any Default then existing or of any subsequent Default, nor, except as otherwise expressly provided in an instrument or instruments executed by Mortgagee, shall the lien of this Mortgage be altered except to the extent of any release.  In the event of the sale or transfer by operation of law or otherwise of all or any part of the Property, Mortgagee without notice to any person, firm or corporation, is authorized and empowered to deal with any vendee or transferee with reference to the Property or the Secured Obligations, or with reference to any of the terms or conditions of this Mortgage, as fully and to the same extent as it might deal with the original parties and without in any way releasing or discharging any of Mortgagor’s liabilities or undertakings.

27.          Discontinuance of Proceedings; Position of Parties Restored.  If Mortgagee proceeds to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise and such proceedings are discontinued or abandoned for any reason, or such proceedings result in a final determination adverse to Mortgagee, then and in every such case, Mortgagor and Mortgagee shall be restored to their former positions and rights, and all rights, powers and remedies of Mortgagee shall continue as if no such proceedings had been taken.

28.          Remedies Cumulative.  No right, power or remedy conferred upon or reserved to Mortgagee by the Facility Agreement, this Mortgage or any other Transaction Document or otherwise executed in connection with the Secured Obligations is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent to any other right, power and remedy now or later existing at law or in equity or given under the Facility Agreement, this Mortgage or any other Transaction Document.

29.          Interest After Default.  If a Default occurs, all sums outstanding and unpaid under the Facility Agreement, this Mortgage and the other Transaction Documents shall bear interest in accordance with the Facility Agreement or the other Transaction Documents.

30.          Legal Representatives, Successors and Assigns. Except as otherwise prohibited by the terms of this Mortgage, whenever one of the parties is named in this Mortgage, the successors and assigns of such party shall be included and all covenants, agreements, terms, provisions and conditions contained in this Mortgage, by or on behalf of Mortgagor or Mortgagee shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.  In the event Mortgagor is composed of more than one party, the obligations arising under this Mortgage, are the joint and several obligations of each such party.

31.          Notices.   Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Mortgage shall be in writing and deemed to have been properly given when delivered in person or on the next Business Day after being sent by facsimile transmission or other electronic means, or upon receipt of notice sent by overnight mail or certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below. Any party may change its address for notices in the manner set forth above.

Mortgagee:	Mortgagor:

RMB Resources, Inc. 7114 West Jefferson Ave, Suite 100 Lakewood, Colorado 80235 Attn: Rick Winters	Neutron Energy, Inc. 9000 E. Nichols Avenue Suite 225 Englewood, CO 80112 Attn: Ed Topham

32.          Headings; Construction.  The headings of the articles, sections, paragraphs and subdivisions of this Mortgage are for convenience of reference only, are not to be considered a part of this Mortgage, and shall not limit or expand or otherwise affect any of the terms.  Wherever the context so requires, words used in the singular may be read in the plural, words used in the plural may be read in the singular, words importing the neuter shall include the masculine and feminine genders, words importing the feminine gender shall include the masculine and the neuter, and words importing the masculine gender shall include the feminine and the neuter.

33.          Severability.  In the event that any of the covenants, agreements, terms or provisions contained in this Mortgage shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained therein shall in no way be prejudiced or disturbed.

34.          Modification.  Neither this Mortgage nor any of its terms, may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  Any agreement later made by Mortgagor and Mortgagee relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.  Whenever a power of attorney is conferred upon Mortgagee, it is understood and agreed that such power is conferred with full power of substitution and Mortgagee may elect in its sole discretion to exercise such power itself or to delegate all or any part of such power to one or more sub-agents.

35.          Governing Law; Jurisdiction; Venue.

35.1        Governing Law.  This Mortgage shall be governed by the State of New Mexico and the applicable laws of the United States, without regard to the conflicts of laws provisions thereof.

35.2        Submission to Jurisdiction.  Mortgagor and Mortgagee agree that any action or claim arising out of, or any dispute in connection with, this Mortgage, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of the State of Colorado or any federal court sitting therein and each of them consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the debtor by mail at the address specified for notices in the Facility Agreement.  Each of Mortgagor and Mortgagee hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

35.3        Waiver of Right to Trial by Jury.  TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, THE MORTGAGOR AND THE MORTGAGEE WAIVE THEIR RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF. EXCEPT AS PROHIBITED BY LAW, THE MORTGAGOR AND THE MORTGAGEE WAIVE ANY RIGHT WHICH THEY MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  The Mortgagor and the Mortgagee: (a) certify that neither of them nor any representative, agent or attorney has represented, expressly or otherwise, that the Mortgagee or the Mortgagor would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Mortgage; and (b) acknowledge that, in entering into this Mortgage, the Facility Agreement and the other Transaction Documents to which each of them is a party, each of the Mortgagee and Mortgagor is relying upon, among other things, the waivers and certifications contained in this Section 35.3.

36.          Required Notices.  Mortgagor shall notify Mortgagee promptly of the occurrence of any of the following:  (a) receipt of notice from any governmental authority relating to and having an effect on the Property which could reasonably be expected to constitute a Material Adverse Effect; (b) any material change in the occupancy of the Property which could reasonably be expected to constitute a Material Adverse Effect; (c) receipt of any notice from the holder of any other lien or security interest in the Property (which receipt of notice shall not be deemed to be approval or consent to any lien or security interest created in violation of the terms of this Mortgage); (d) any actual or threatened judicial or administrative proceeding by or against or otherwise affecting Mortgagor’s title to the Property or the Property; and (e) any matter for which Mortgagee is entitled to notice pursuant to any Transaction Document.

37.          Management.   Mortgagor covenants that at all times before the payment and performance in full of the Secured Obligations, the Property shall be managed by Mortgagor or by a party designated by Mortgagor reasonably satisfactory to Mortgagee.

38.          Discharge.  When all of the Secured Obligations have been paid and performed, and when Mortgagee has no further obligation in respect of either or both of the Credit Facilities, Mortgagee shall record a discharge of this Mortgage in the official land records of Sandoval, McKinley, and/or Cibola County, New Mexico, as applicable, in the form and within the time allowed under applicable law.

39.          Attorneys’ Fees.  Without limiting any other provision contained in this Mortgage, Mortgagor agrees to pay all costs of Mortgagee incurred in connection with the enforcement of this Mortgage or the taking of this Mortgage, including, without limitation, all reasonable attorneys’ fees (including, expressly, costs of services of paralegals)  whether or not suit is commenced, and including specifically fees incurred in connection with any appellate, bankruptcy, deficiency, or any other litigation proceedings, all of which sums shall be secured by this Mortgage.  If a suit is commenced by the parties concerning enforcement of or the parties’ rights and obligations under this Mortgage, the prevailing party in such suit shall be entitled to recover fees and costs as described in this Section.

40.          Accord and Satisfaction.  No payment by Mortgagor or receipt by Mortgagee of a lesser amount than any payments then due shall be deemed to be other than on account of the earliest payment falling due, nor shall any endorsement or statement on any check or draft, or any memorandum or letter accompanying any check, draft or payment be deemed to be an accord and satisfaction. Mortgagee may accept any such check, draft, or payment without prejudice to Mortgagee’s right to recover any balance due or pursue any other of Mortgagee’s remedies.

41.          Conflict With Facility Agreement.  In the event of any conflict between the terms of this Mortgage and the Facility Agreement, the terms of the Facility Agreement shall control, except in respect of the terms of this Mortgage governing Mortgagee’s enforcement of Mortgagor’s obligations under this Mortgage in accordance with New Mexico law by foreclosure or otherwise.

42.          Limitation on Indemnification.    To the extent, if at all, a court of competent jurisdiction determines that Section 56 7 1 NMSA 1978 applies to any indemnification provisions in this Mortgage, including certain types of insurance coverage as set forth in Section 56 7 1 NMSA 1978, such provisions shall not extend to liability, claims, damages, losses or expenses, including attorney fees, arising out of bodily injury to persons or damage to property caused by or resulting from, in whole or in part, the negligence, act or omission of the indemnitee or additional insured, as the case may be, its officers, employees or agents and shall further be modified, if required, by the provisions of Section 56 7 1(B) NMSA 1978.

IN WITNESS WHEREOF, Mortgagor and Mortgagee have executed this Mortgage,

Security Agreement, Assignment of Leases and Rents, and Fixture Filing effective as of the day and year first above written.

NEUTRON ENERGY, INC.

/s/ Edward M. Topham
By: Chief Financial Officer
Name: Edward M. Topham

STATE OF	)
ss.
COUNTY OF	)

This Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing was acknowledged before me on April     , 2010, by                                       as                                      of                                         .

My commission expires:

/s/ Mary Young
Notary Public

Exhibits

Exhibit A	Land, Improvements and Water Rights

Exhibit B	Operating Equipment

Exhibit C	Material Agreements

Exhibit D	List of Title Reports and Opinions

Exhibit A

To

Mortgage, Security Agreement,

Assignment of Leases and Rents and

Fixture Filing

Leasehold Interests, Unpatented Mining Claims,

Water Rights, and Improvements

McKinley County, NM

I.                                         Leasehold Interests. (A) List of leases under which Mortgagor is lessor; (B) List of leases where Mortgagor is lessee.

(A)                              None

(B1)                          All of Mortgagor’s right, title and interest under that certain Mineral Lease Agreement (“Endy Agreement”) effective February 1, 2006, between Enerdyne Endy Claims LLC, a New Mexico Limited Liability Company, and Neutron Energy, Inc. a Nevada Corporation.

All of Mortgagor’s right, title and interest in and to the lands particularly described as follows:

Township 13 & 14 North, Range 8 West of the N.M.P.M.

(B2)                          All of Mortgagor’s right, title and interest under that certain Mineral Lease Agreement (“Bonner Agreement”) effective June 1, 2006, between James A. Bonner and Julianne K. Bonner, and Neutron Energy, Inc. a Nevada Corporation.

All of Mortgagor’s right, title and interest in and to the lands particularly described as follows:

Township 14 North, Range 8 & 10 West of the N.M.P.M.

Township 13 North, Range 8 & 9 West of the N.M.P.M.

Township 14 North, Range 9 West of the N.M.P.M.

Section 36: All

(B3)                          All of Mortgagor’s right, title and interest under that certain Mineral Lease Agreement (“Elizabeth Agreement”) effective January 4, 2008, between Enerdyne Endy Claims LLC, a New Mexico Limited Liability Company, and Neutron Energy, Inc. a Nevada Corporation, as further evidenced by the Short Form Memorandum of the Material Terms of a Mineral Lease Agreement effective January 4, 2008 and filed for record January 9, 2008 as Document # 338125.

All of Mortgagor’s right, title and interest in and to the lands particularly described as follows:

Township 14 North, Range 9 West of the N.M.P.M

Section 26: The “Elizabeth” Numbers 1, 2, 3, 4, 5, 6, 7 and 8 Patented Lode Mining Claims being located within the South one-half of said Section 26, mineral survey number 2252, patent No. 30-68-0101 dated May 22, 1968 and recorded in book Misc. 59, page 219, McKinley County Records.

Township 14 North, Range 9 West of the N.M.P.M.

Section 26: The Elizabeth 9 Unpatented Lode Mining Claim, being located within the Southeast quarter of said Section 26, BLM Serial number NMMC 176522; Certificate of Location dated April 25, 2007, recorded May 8, 2007 in book 28 at page 7919, McKinley County Records.

(B4)                          All of Mortgagor’s right, title and interest under that certain Uranium Mining Lease and Agreement effective October 12, 2006, between Juan Tafoya Land Corporation, a New Mexico corporation, and Neutron Energy, Inc., a Nevada corporation, as further evidenced by the Short Form Memorandum of Uranium Mining Lease and Agreement effective October 12, 2006 and filed for record November 7, 2006 as Document #200654850 in Sandoval County, New Mexico, filed for record November 20, 2006 in McKinley County, New Mexico and filed for record December 4, 2006 as Document 200604472 in Cibola County, NM.

II.                                     Unpatented Mining Claims

The following described unpatented lode mining and millsite claims situated in McKinley County, New Mexico:

Claim Name	County Docket	Book	Page	BLM Serial No
ALTOS-0001	318764	24	7767	NMMC-171917
ALTOS-0002	318765	24	7768	NMMC-171918
ALTOS-0003	318766	24	7769	NMMC-171919
ALTOS-0004	318767	24	7770	NMMC-171920
ALTOS-0005	318768	24	7771	NMMC-171921
ALTOS-0006	318769	24	7772	NMMC-171922
ALTOS-0007	318770	24	7773	NMMC-171923
ALTOS-0008	318771	24	7774	NMMC-171924
ALTOS-0009	318772	24	7775	NMMC-171925
ALTOS-0010	318773	24	7776	NMMC-171926
ALTOS-0011	318774	24	7777	NMMC-171927
ALTOS-0012	318775	24	7778	NMMC-171928
ALTOS-0013	318776	24	7779	NMMC-171929
ALTOS-0014	318777	24	7780	NMMC-171930

Claim Name	County Docket	Book	Page	BLM Serial No
ALTOS-0015	318778	24	7781	NMMC-171931
ALTOS-0016	318779	24	7782	NMMC-171932
ALTOS-0017	318780	24	7783	NMMC-171933
ALTOS-0018	318781	24	7784	NMMC-171934
ALTOS-0019	321623	25	7954	NMMC-173129
ALTOS-0020	321624	25	7955	NMMC-173130
ALTOS-0021	321625	25	7956	NMMC-173131
ALTOS-0022	321626	25	7957	NMMC-173132
ALTOS-0023	321627	25	7958	NMMC-173133
ALTOS-0024	321628	25	7959	NMMC-173134
ALTOS-0025	321629	25	7960	NMMC-173135
ALTOS-0026	321630	25	7961	NMMC-173136
ALTOS-0027	321631	25	7962	NMMC-173137
ALTOS-0028	321632	25	7963	NMMC-173138
ALTOS-0029	321633	25	7964	NMMC-173139
ALTOS-0030	321634	25	7965	NMMC-173140
ALTOS-0031	321635	25	7966	NMMC-173141
ALTOS-0032	321636	25	7967	NMMC-173142
ALTOS-0033	321637	25	7968	NMMC-173143
ALTOS-0034	321638	25	7969	NMMC-173144
ALTOS-0035	321639	25	7970	NMMC-173145
ALTOS-0036	321640	25	7971	NMMC-173146
ALTOS-0037	321641	25	7972	NMMC-173147
ALTOS-0038	321642	25	7973	NMMC-173148
ALTOS-0039	321643	25	7974	NMMC-173149
ALTOS-0040	321644	25	7975	NMMC-173150
ALTOS-0041	321645	25	7976	NMMC-173151
ALTOS-0042	321646	25	7977	NMMC-173152
ALTOS-0043	321647	25	7978	NMMC-173153
ALTOS-0044	321648	25	7979	NMMC-173154
ALTOS-0045	321649	25	7980	NMMC-173155
ALTOS-0046	321650	25	7981	NMMC-173156
ALTOS-0047	321651	25	7982	NMMC-173157
ALTOS-0048	321652	25	7983	NMMC-173158
ALTOS-0049	321653	25	7984	NMMC-173159
ALTOS-0050	321654	25	7985	NMMC-173160
ALTOS-0051	321655	25	7986	NMMC-173161
ALTOS-0052	321656	25	7987	NMMC-173162
ALTOS-0053	321657	25	7988	NMMC-173163
ALTOS-0054	321658	25	7989	NMMC-173164
BRK-0001	321659	25	7990	NMMC-172749
BRK-0002	321660	25	7991	NMMC-172750
BRK-0003	321661	25	7992	NMMC-172751

Claim Name	County Docket	Book	Page	BLM Serial No
BRK-0004	321662	25	7993	NMMC-172752
BRK-0005	321663	25	7994	NMMC-172753
BRK-0006	321664	25	7995	NMMC-172754
BRK-0007	321665	25	7996	NMMC-172755
BRK-0008	321666	25	7997	NMMC-172756
BRK-0009	321667	25	7998	NMMC-172757
BRK-0010	321668	25	7999	NMMC-172758
BRK-0011	321669	25	8000	NMMC-172759
BRK-0012	321670	25	8001	NMMC-172760
BRK-0013	321671	25	8002	NMMC-172761
BRK-0014	321672	25	8003	NMMC-172762
BRK-0015	321673	25	8004	NMMC-172763
BRK-0016	321674	25	8005	NMMC-172764
BRK-0017	321675	25	8006	NMMC-172765
BRK-0018	321676	25	8007	NMMC-172766
BRK-0019	321677	25	8008	NMMC-172767
BRK-0020	321678	25	8009	NMMC-172768
BRK-0021	321679	25	8010	NMMC-172769
BRK-0022	321680	25	8011	NMMC-172770
BRK-0023	321681	25	8012	NMMC-172771
BRK-0024	321682	25	8013	NMMC-172772
BRK-0025	321683	25	8014	NMMC-172773
BRK-0026	321684	25	8015	NMMC-172774
BRK-0030	321685	25	8016	NMMC-173165
BRK-0032	321686	25	8017	NMMC-173166
BRK-0034	321687	25	8018	NMMC-173167
BRK-0036	321688	25	8019	NMMC-173168
BRK-0047	321689	25	8020	NMMC-173169
BRK-0048	321690	25	8021	NMMC-173170
BRK-0049	321691	25	8022	NMMC-173171
BRK-0050	321692	25	8023	NMMC-173172
BRK-0051	321693	25	8024	NMMC-173173
BRK-0052	321694	25	8025	NMMC-173174
BRK-0053	321695	25	8026	NMMC-173175
BRK-0054	321696	25	8027	NMMC-173176
Elizabeth-0009	337818	28	7919	NMMC-176522
ELK-0001	327746	27	7150	NMMC-174663
ELK-0002	327747	27	7151	NMMC-174664
ELK-0003	327748	27	7152	NMMC-174665
ELK-0004	327749	27	7153	NMMC-174666
ELK-0005	327750	27	7154	NMMC-174667
ELK-0006	327751	27	7155	NMMC-174668
ELK-0007	327752	27	7156	NMMC-174669

Claim Name	County Docket	Book	Page	BLM Serial No
ELK-0008	327753	27	7157	NMMC-174670
ELK-0009	327754	27	7158	NMMC-174671
ELK-0010	327755	27	7159	NMMC-174672
ELK-0011	327756	27	7160	NMMC-174673
ELK-0012	327757	27	7161	NMMC-174674
ELK-0013	327758	27	7162	NMMC-174675
ELK-0014	327759	27	7163	NMMC-174676
ELK-0015	327760	27	7164	NMMC-174677
ELK-0016	327761	27	7165	NMMC-174678
ELK-0017	327762	27	7166	NMMC-174679
ELK-0018	327763	27	7167	NMMC-174680
ELK-0019	327764	27	7168	NMMC-174681
ELK-0020	327765	27	7169	NMMC-174682
ELK-0021	327766	27	7170	NMMC-174683
ELK-0022	327767	27	7171	NMMC-174684
ELK-0023	327768	27	7172	NMMC-174685
ELK-0024	327769	27	7173	NMMC-174686
ELK-0025	327770	27	7174	NMMC-174687
ELK-0026	327771	27	7175	NMMC-174688
ELK-0027	327772	27	7176	NMMC-174689
ELK-0028	327773	27	7177	NMMC-174690
ELK-0029	327774	27	7178	NMMC-174691
ELK-0030	327775	27	7179	NMMC-174692
ELK-0031	327776	27	7180	NMMC-174693
ELK-0032	327777	27	7181	NMMC-174694
ELK-0033	327778	27	7182	NMMC-174695
ELK-0034	327779	27	7183	NMMC-174696
ELK-0035	327780	27	7184	NMMC-174697
ELK-0036	327781	27	7185	NMMC-174698
ELK-0037	327782	27	7186	NMMC-174699
ELK-0038	327783	27	7187	NMMC-174700
ELK-0039	327784	27	7188	NMMC-174701
ELK-0040	327785	27	7189	NMMC-174702
ELK-0041	327786	27	7190	NMMC-174703
ELK-0042	327787	27	7191	NMMC-174704
ELK-0043	327788	27	7192	NMMC-174705
ELK-0044	327789	27	7193	NMMC-174706
ELK-0045	343853			NMMC-174707
ELK-0046	343854			NMMC-174708
ELK-0047	327792	27	7196	NMMC-174709
ELK-0048	327793	27	7197	NMMC-174710
ELK-0049	327794	27	7198	NMMC-174711
ELK-0050	327795	27	7199	NMMC-174712

Claim Name	County Docket	Book	Page	BLM Serial No
ELK-0051	327796	27	7200	NMMC-174713
ELK-0052	327797	27	7201	NMMC-174714
ELK-0053	327798	27	7202	NMMC-174715
ELK-0054	327799	27	7203	NMMC-174716
ELK-0060	326691	27	3811	NMMC-174630
ELK-0062	326672	27	3792	NMMC-174611
ELK-0063	343855			NMMC-174723
ELK-0064	343856			NMMC-174724
ELK-0065	343857	27	1	NMMC-174725
ELK-0066	343858	27	2	NMMC-174726
ELK-0067	343859	27	3	NMMC-174727
ELK-0068	343860	27	4	NMMC-174728
ELK-0069	343861	27	5	NMMC-174729
ELK-0070	343862	27	6	NMMC-174730
ELK-0071	343863	27	7	NMMC-174731
ELK-0072	343864	27	8	NMMC-174732
ELK-0073	327906	27	7571	NMMC-174733
ELK-0074	327907	27	7572	NMMC-174734
ELK-0075	327908	27	7573	NMMC-174735
ELK-0076	327909	27	7574	NMMC-174736
ELK-0077	327910	27	7575	NMMC-174737
ELK-0078	327911	27	7576	NMMC-174738
ELK-0079	327912	27	7577	NMMC-174739
ELK-0080	327913	27	7578	NMMC-174740
ELK-0081	327914	27	7579	NMMC-174741
ELK-0082	327915	27	7580	NMMC-174742
ELK-0083	327916	27	7581	NMMC-174743
ELK-0084	327917	27	7582	NMMC-174744
ELK-0085	327918	27	7583	NMMC-174745
ELK-0086	327919	27	7584	NMMC-174746
ELK-0087	327920	27	7585	NMMC-174747
ELK-0088	327921	27	7586	NMMC-174748
ELK-0089	327922	27	7587	NMMC-174749
ELK-0090	327923	27	7588	NMMC-174750
ELK-0091	327924	27	7589	NMMC-174751
ELK-0092	327925	27	7590	NMMC-174752
ELK-0093	327926	27	7591	NMMC-174753
ELK-0094	327927	27	7592	NMMC-174754
ELK-0095	327928	27	7593	NMMC-174755
ELK-0096	327929	27	7594	NMMC-174756
ELK-0097	327930	27	7595	NMMC-174757
ELK-0098	327931	27	7596	NMMC-174758
ELK-0099	327932	27	7597	NMMC-174759

Claim Name	County Docket	Book	Page	BLM Serial No
ELK-0100	327933	27	7598	NMMC-174760
ELK-0101	327934	27	7599	NMMC-174761
ELK-0102	327935	27	7600	NMMC-174762
ELK-0103	327936	27	7601	NMMC-174763
ELK-0104	327937	27	7602	NMMC-174764
ELK-0105	327938	27	7603	NMMC-174765
ELK-0106	327939	27	7604	NMMC-174766
ELK-0107	327940	27	7605	NMMC-174767
ELK-0108	327941	27	7606	NMMC-174768
Endy-0001	316029	23	8024	NMMC-0171172
Endy-0002	316030	23	8025	NMMC-0171173
Endy-0003	316031	23	8026	NMMC-0171174
Endy-0004	316032	23	8027	NMMC-0171175
Endy-0005	316033	23	8028	NMMC-0171176
Endy-0006	316034	23	8029	NMMC-0171177
Endy-0008	316035	23	8030	NMMC-0171178
Endy-0009	316036	23	8031	NMMC-0171179
Endy-0010	316037	23	8032	NMMC-0171180
Endy-0011	316038	23	8033	NMMC-0171181
Endy-0012	316039	23	8034	NMMC-0171182
Endy-0014	316040	23	8035	NMMC-0171183
Endy-0015	316041	23	8036	NMMC-0171184
Endy-0016	316042	23	8037	NMMC-0171185
Endy-0017	316043	23	8038	NMMC-0171186
Endy-0018	316044	23	8039	NMMC-0171187
Endy-0019	316045	23	8040	NMMC-0171188
Endy-0020	316046	23	8041	NMMC-0171189
Endy-0021	316047	23	8042	NMMC-0171190
Endy-0022	316048	23	8043	NMMC-0171191
Endy-0023	316049	23	8044	NMMC-0171192
Endy-0024	316050	23	8045	NMMC-0171193
Endy-0025	316051	23	8046	NMMC-0171194
Endy-0026	316052	23	8047	NMMC-0171195
Endy-0027	316053	23	8048	NMMC-0171196
Endy-0028	316054	23	8049	NMMC-0171197
Endy-0029	316055	23	8050	NMMC-0171198
Endy-0030	316056	23	8051	NMMC-0171199
Endy-0031	316057	23	8052	NMMC-0171200
Endy-0032	316058	23	8053	NMMC-0171201

Endy-0033	316059	23	8054	NMMC-0171202

Claim Name	County Docket	Book	Page	BLM Serial No
Endy-0077	316103	23	8098	NMMC-0171246
Endy-0078	316104	23	8099	NMMC-0171247
Endy-0079	316105	23	8100	NMMC-0171248
Endy-0080	316106	23	8101	NMMC-0171249
Endy-0081	316107	23	8102	NMMC-0171250
Endy-0082	316108	23	8103	NMMC-0171251
Endy-0083	316109	23	8104	NMMC-0171252
Endy-0084	316110	23	8105	NMMC-0171253
Endy-0085	316111	23	8106	NMMC-0171254
Endy-0086	316112	23	8107	NMMC-0171255
Endy-0087	316113	23	8108	NMMC-0171256
Endy-0088	316114	23	8109	NMMC-0171257
Endy-0089	316115	23	8110	NMMC-0171258
Endy-0090	316116	23	8111	NMMC-0171259
Endy-0091	316117	23	8112	NMMC-0171260
Endy-0092	316118	23	8113	NMMC-0171261
Endy-0093	316119	23	8114	NMMC-0171262
Endy-0094	316120	23	8115	NMMC-0171263
Endy-0095	316121	23	8116	NMMC-0171264
Endy-0096	316122	23	8117	NMMC-0171265
Endy-0097	316123	23	8118	NMMC-0171266
Endy-0098	316124	23	8119	NMMC-0171267
Endy-0104	316125	23	8120	NMMC-0171268
Endy-0105	316126	23	8121	NMMC-0171269
Endy-0112	316127	23	8122	NMMC-0171270
Endy-0122	316128	23	8123	NMMC-0171271
Endy-0123	316129	23	8124	NMMC-0171272
Endy-0124	316130	23	8125	NMMC-0171273
Endy-0125	316131	23	8126	NMMC-0171274
Endy-0126	316132	23	8127	NMMC-0171275
Endy-0127	316133	23	8128	NMMC-0171276
Endy-0128	316134	23	8129	NMMC-0171277
Endy-0129	316135	23	8130	NMMC-0171278
Endy-0130	316136	23	8131	NMMC-0171279
Endy-0131	316137	23	8132	NMMC-0171280
Endy-0132	316138	23	8133	NMMC-0171281
Endy-0133	316139	23	8134	NMMC-0171282
Endy-0134	316140	23	8135	NMMC-0171283
Endy-0135	316141	23	8136	NMMC-0171284
Endy-0136	316142	23	8137	NMMC-0171285
Endy-0137	316143	23	8138	NMMC-0171286
Endy-0138	316144	23	8139	NMMC-0171287
Endy-0139	316145	23	8140	NMMC-0171288

Claim Name	County Docket	Book	Page	BLM Serial No
Endy-0140	316146	23	8141	NMMC-0171289
Endy-0141	316147	23	8142	NMMC-0171290
Endy-0142	316148	23	8143	NMMC-0171291
Endy-0143	316149	23	8144	NMMC-0171292
Endy-0144	316150	23	8145	NMMC-0171293
Endy-0145	316151	23	8146	NMMC-0171294
Endy-0146	316152	23	8147	NMMC-0171295
Endy-0147	316153	23	8148	NMMC-0171296
Endy-0148	316154	23	8149	NMMC-0171297
Endy-0149	316155	23	8150	NMMC-0171298
Endy-0150	316156	23	8151	NMMC-0171299
Endy-0151	316157	23	8152	NMMC-0171300
Endy-0152	316158	23	8153	NMMC-0171301
Endy-0153	316159	23	8154	NMMC-0171302
Endy-0154	316160	23	8155	NMMC-0171303
Endy-0155	316161	23	8156	NMMC-0171304
Endy-0156	316162	23	8157	NMMC-0171305
Endy-0157	316163	23	8158	NMMC-0171306
Endy-0158	316164	23	8159	NMMC-0171307
Endy-0159	316165	23	8160	NMMC-0171308
Endy-0160	316166	23	8161	NMMC-0171309
Endy-0161	316167	23	8162	NMMC-0171310
Endy-0162	316168	23	8163	NMMC-0171311
Endy-0163	316169	23	8164	NMMC-0171312
Endy-0164	316170	23	8165	NMMC-0171313
Endy-0165	316171	23	8166	NMMC-0171314
Endy-0166	316172	23	8167	NMMC-0171315
Endy-0167	316173	23	8168	NMMC-0171316
Endy-0168	316174	23	8169	NMMC-0171317
Endy-0169	316175	23	8170	NMMC-0171318
Endy-0170	316176	23	8171	NMMC-0171319
Endy-0171	316177	23	8172	NMMC-0171320
Endy-0172	316178	23	8173	NMMC-0171321
Endy-0173	316179	23	8174	NMMC-0171322
Endy-0174	316180	23	8175	NMMC-0171323
Endy-0175	316181	23	8176	NMMC-0171324
Endy-0176	316182	23	8177	NMMC-0171325
Endy-0177	316183	23	8178	NMMC-0171326
Endy-0178	316184	23	8179	NMMC-0171327
Endy-0179	316185	23	8180	NMMC-0171328
Endy-0180	316186	23	8181	NMMC-0171329
Endy-0181	316187	23	8182	NMMC-0171330
Endy-0182	316188	23	8183	NMMC-0171331

Claim Name	County Docket	Book	Page	BLM Serial No
Endy-0183	316189	23	8184	NMMC-0171332
Endy-0184	316190	23	8185	NMMC-0171333
GIL-0003	322907	26	1951	NMMC-173422
GIL-0004	322908	26	1952	NMMC-173423
GIL-0005	322909	26	1953	NMMC-173424
GIL-0006	322910	26	1954	NMMC-173425
GIL-0007	322911	26	1955	NMMC-173426
GIL-0009	322912	26	1956	NMMC-173427
GIL-0010	322913	26	1957	NMMC-173428
GIL-0011	322914	26	1958	NMMC-173429
GIL-0012	322915	26	1959	NMMC-173430
GIL-0013	322916	26	1960	NMMC-173431
GIL-0014	322917	26	1961	NMMC-173432
GIL-0015	322918	26	1962	NMMC-173433
GIL-0016	322919	26	1963	NMMC-173434
GIL-0017	322920	26	1964	NMMC-173435
GIL-0018	322921	26	1965	NMMC-173436
GIL-0019	322922	26	1966	NMMC-173437
GIL-0020	322923	26	1967	NMMC-173438
GIL-0021	322924	26	1968	NMMC-173439
GIL-0023	322925	26	1969	NMMC-174454
PTI-0001	326579	27	3699	NMMC-174518
PTI-0002	326580	27	3700	NMMC-174519
PTI-0003	326581	27	3701	NMMC-174520
PTI-0004	326582	27	3702	NMMC-174521
PTI-0005	326583	27	3703	NMMC-174522
PTI-0006	326584	27	3704	NMMC-174523
PTI-0007	326585	27	3705	NMMC-174524
PTI-0008	326587	27	3707	NMMC-174525
PTI-0009	326589	27	3709	NMMC-174526
PTI-0010	326586	27	3706	NMMC-174527
PTI-0011	326590	27	3710	NMMC-174528
PTI-0012	326588	27	3708	NMMC-174529
PTI-0013	326595	27	3715	NMMC-174534
PTI-0014	326594	27	3714	NMMC-174533
PTI-0015	326593	27	3713	NMMC-174532
PTI-0016	326592	27	3712	NMMC-174531
PTI-0017	326591	27	3711	NMMC-174530
PTI-0018	326604	27	3724	NMMC-174543
PTI-0019	326603	27	3723	NMMC-174542
PTI-0020	326602	27	3722	NMMC-174541
PTI-0026	326202	27	2446	NMMC-174465
PTI-0027	326203	27	2447	NMMC-174466

Claim Name	County Docket	Book	Page	BLM Serial No
PTI-0028	326204	27	2448	NMMC-174467
PTI-0029	326205	27	2449	NMMC-174468
PTI-0030	326206	27	2450	NMMC-174469
PTI-0031	326207	27	2451	NMMC-174470
PTI-0032	326208	27	2452	NMMC-174471
PTI-0033	326209	27	2453	NMMC-174472
PTI-0034	326210	27	2454	NMMC-174473
PTI-0035	326211	27	2455	NMMC-174474
PTI-0036	326212	27	2456	NMMC-174475
PTI-0037	326213	27	2457	NMMC-174476
PTI-0038	343816			NMMC-174540
PTI-0039	343817			NMMC-174539
PTI-0040	343818			NMMC-174538
PTI-0041	343819			NMMC-174537
PTI-0042	343820			NMMC-174536
PTI-0043	343821			NMMC-174535
PTI-0044	343822			NMMC-174549
PTI-0045	343823			NMMC-174548
PTI-0046	343824			NMMC-174547
PTI-0047	343825			NMMC-174546
PTI-0048	343826			NMMC-174545
PTI-0049	326605	27	3725	NMMC-174544
PTI-0050	343827			NMMC-174555
PTI-0051	326613	27	3733	NMMC-174552
PTI-0052	343828			NMMC-174554
PTI-0053	326614	27	3734	NMMC-174553
PTI-0054	343829			NMMC-174551
PTI-0055	326611	27	3731	NMMC-174550
PTI-0056	343830			NMMC-174563
PTI-0057	326623	27	3743	NMMC-174562
PTI-0058	343831			NMMC-174561
PTI-0059	326621	27	3741	NMMC-174560
PTI-0060	343832			NMMC-174559
PTI-0061	326619	27	3739	NMMC-174558
PTI-0062	343833			NMMC-174557
PTI-0063	326617	27	3737	NMMC-174556
PTI-0064	343834			NMMC-174570
PTI-0065	326630	27	3750	NMMC-174569
PTI-0066	326629	27	3749	NMMC-174568
PTI-0067	326628	27	3748	NMMC-174567
PTI-0068	326627	27	3747	NMMC-174566
PTI-0069	326626	27	3746	NMMC-174565
PTI-0070	326625	27	3745	NMMC-174564

Claim Name	County Docket	Book	Page	BLM Serial No
PTI-0071	326640	27	3760	NMMC-174579
PTI-0072	326639	27	3759	NMMC-174578
PTI-0073	326638	27	3758	NMMC-174577
PTI-0074	326637	27	3757	NMMC-174576
PTI-0075	326636	27	3756	NMMC-174575
PTI-0076	326635	27	3755	NMMC-174574
PTI-0077	326634	27	3754	NMMC-174573
PTI-0078	326633	27	3753	NMMC-174572
PTI-0079	326632	27	3752	NMMC-174571
PTI-0080	326655	27	3775	NMMC-174594
PTI-0081	326654	27	3774	NMMC-174593
PTI-0082	326653	27	3773	NMMC-174592
PTI-0083	326652	27	3772	NMMC-174591
PTI-0084	326651	27	3771	NMMC-174590
PTI-0085	343835			NMMC-174589
PTI-0086	326649	27	3769	NMMC-174588
PTI-0087	343836			NMMC-174587
PTI-0088	326647	27	3767	NMMC-174586
PTI-0089	343837			NMMC-174585
PTI-0090	326645	27	3765	NMMC-174584
PTI-0091	343838			NMMC-174583
PTI-0092	326643	27	3763	NMMC-174582
PTI-0093	343839			NMMC-174581
PTI-0094	326641	27	3761	NMMC-174580
PTI-0095	343840			NMMC-174600
PTI-0096	326660	27	3780	NMMC-174599
PTI-0097	343841			NMMC-174598
PTI-0098	326658	27	3778	NMMC-174597
PTI-0099	343842			NMMC-174596
PTI-0100	326656	27	3776	NMMC-174595
PTI-0101	343843			NMMC-174605
PTI-0102	326665	27	3785	NMMC-174604
PTI-0103	343844			NMMC-174603
PTI-0104	326663	27	3783	NMMC-174602
PTI-0105	343845			NMMC-174601
PTI-0106	326667	27	3787	NMMC-174606
PTI-0107	343846			NMMC-174607
PTI-0109	343847			NMMC-174608
PTI-0110	326670	27	3790	NMMC-174609
PTI-0111	343848			NMMC-174610
PTI-0112	326673	27	3793	NMMC-174612
PTI-0113	343849			NMMC-174613
PTI-0114	326675	27	3795	NMMC-174614

Claim Name	County Docket	Book	Page	BLM Serial No
PTI-0115	343850			NMMC-174615
PTI-0116	326677	27	3797	NMMC-174616
PTI-0117	343851			NMMC-174617
PTI-0118	326679	27	3799	NMMC-174618
PTI-0119	343852			NMMC-174619
PTI-0120	326681	27	3801	NMMC-174620
PTI-0121	326682	27	3802	NMMC-174621
PTI-0122	326683	27	3803	NMMC-174622
PTI-0123	326684	27	3804	NMMC-174623
PTI-0124	326685	27	3805	NMMC-174624
PTI-0125	326686	27	3806	NMMC-174625
PTI-0126	326687	27	3807	NMMC-174626
PTI-0127	326688	27	3808	NMMC-174627
PTI-0128	326689	27	3809	NMMC-174628
PTI-0129	326690	27	3810	NMMC-174629
REM-0001	321373	25	7222	NMMC-173177
REM-0002	321374	25	7223	NMMC-173178
REM-0003	321375	25	7224	NMMC-173179
REM-0004	321376	25	7225	NMMC-173180
REM-0005	321377	25	7226	NMMC-173181
REM-0006	321378	25	7227	NMMC-173182
REM-0007	321379	25	7228	NMMC-173183
REM-0008	321380	25	7229	NMMC-173184
REM-0009	321381	25	7230	NMMC-173185
REM-0010	321382	25	7231	NMMC-173186
REM-0011	321383	25	7232	NMMC-173187
REM-0012	321384	25	7233	NMMC-173188
REM-0013	321385	25	7234	NMMC-173189
REM-0014	321386	25	7235	NMMC-173190
REM-0015	321387	25	7236	NMMC-173191
REM-0016	321388	25	7237	NMMC-173192
REM-0017	321389	25	7238	NMMC-173193
REM-0018	321390	25	7239	NMMC-173194
REM-0019	321391	25	7240	NMMC-173195
REM-0020	321392	25	7241	NMMC-173196
REM-0021	321393	25	7242	NMMC-173197
REM-0022	321394	25	7243	NMMC-173198
REM-0023	321395	25	7244	NMMC-173199
REM-0024	321396	25	7245	NMMC-173200
REM-0025	321397	25	7246	NMMC-173201
REM-0026	321398	25	7247	NMMC-173202
REM-0027	321399	25	7248	NMMC-173203
REM-0028	321400	25	7249	NMMC-173204

Claim Name	County Docket	Book	Page	BLM Serial No
REM-0029	321401	25	7250	NMMC-173205
REM-0030	321402	25	7251	NMMC-173206
REM-0031	321403	25	7252	NMMC-173207
REM-0032	321404	25	7253	NMMC-173208
REM-0033	321405	25	7254	NMMC-173209
REM-0034	321406	25	7255	NMMC-173210
REM-0035	321407	25	7256	NMMC-173211
REM-0036	321408	25	7257	NMMC-173212
REM-0037	321409	25	7258	NMMC-173213
REM-0038	321410	25	7259	NMMC-173214
REM-0039	321411	25	7260	NMMC-173215
REM-0040	321412	25	7261	NMMC-173216
REM-0041	321413	25	7262	NMMC-173217
REM-0042	321414	25	7263	NMMC-173218
REM-0043	321415	25	7264	NMMC-173219
REM-0044	321416	25	7265	NMMC-173220
REM-0045	321417	25	7266	NMMC-173221
REM-0046	321418	25	7267	NMMC-173222
ZAC-0001	321419	25	7268	NMMC-173223
ZAC-0002	321420	25	7269	NMMC-173224
ZAC-0003	321421	25	7270	NMMC-173225
ZAC-0004	321422	25	7271	NMMC-173226
ZAC-0005	321423	25	7272	NMMC-173227
ZAC-0006	321424	25	7273	NMMC-173228
ZAC-0007	321425	25	7274	NMMC-173229
ZAC-0008	321426	25	7275	NMMC-173230
ZAC-0009	321427	25	7276	NMMC-173231
ZAC-0010	321428	25	7277	NMMC-173232
ZAC-0011	321429	25	7278	NMMC-173233
ZAC-0012	321430	25	7279	NMMC-173234
ZAC-0013	321431	25	7280	NMMC-173235
ZAC-0014	321432	25	7281	NMMC-173236
ZAC-0015	321433	25	7282	NMMC-173237
ZAC-0016	321434	25	7283	NMMC-173238
ZAC-0017	321435	25	7284	NMMC-173239
ZAC-0018	321436	25	7285	NMMC-173240
ZAC-0019	321437	25	7286	NMMC-173241
ZAC-0020	321438	25	7287	NMMC-173242
ZAC-0021	321439	25	7288	NMMC-173243
ZAC-0022	321440	25	7289	NMMC-173244
ZAC-0023	321441	25	7290	NMMC-173245
ZAC-0024	321442	25	7291	NMMC-173246
ZAC-0025	321443	25	7292	NMMC-173247

Claim Name	County Docket	Book	Page	BLM Serial No
ZAC-0026	321444	25	7293	NMMC-173248
ZAC-0027	321445	25	7294	NMMC-173249
ZAC-0028	321446	25	7295	NMMC-173250
ZAC-0029	321447	25	7296	NMMC-173251
ZAC-0030	321448	25	7297	NMMC-173252
ZAC-0031	321449	25	7298	NMMC-173253
ZAC-0032	321450	25	7299	NMMC-173254
ZAC-0033	321451	25	7300	NMMC-173255
ZAC-0034	321452	25	7301	NMMC-173256
ZAC-0035	321453	25	7302	NMMC-173257
ZAC-0036	321454	25	7303	NMMC-173258
ZAC-0037	321455	25	7304	NMMC-173259
ZAC-0038	321456	25	7305	NMMC-173260
ZAC-0039	321457	25	7306	NMMC-173261
ZAC-0040	321458	25	7307	NMMC-173262
ZAC-0041	321459	25	7308	NMMC-173263
ZAC-0042	321460	25	7309	NMMC-173264
ZAC-0043	321461	25	7310	NMMC-173265
ZAC-0044	321462	25	7311	NMMC-173266
ZAC-0045	321463	25	7312	NMMC-173267
ZAC-0046	321464	25	7313	NMMC-173268
ZAC-0047	321465	25	7314	NMMC-173269
ZAC-0048	321466	25	7315	NMMC-173270
ZAC-0049	321467	25	7316	NMMC-173271
ZAC-0050	321468	25	7317	NMMC-173272
ZAC-0051	321469	25	7318	NMMC-173273
ZAC-0052	321470	25	7319	NMMC-173274
ZAC-0053	321471	25	7320	NMMC-173275
ZAC-0054	321472	25	7321	NMMC-173276
ZAC-0055	321473	25	7322	NMMC-173277
ZAC-0056	321474	25	7323	NMMC-173278
ZAC-0057	321475	25	7324	NMMC-173279
ZAC-0058	321476	25	7325	NMMC-173280
ZAC-0059	321477	25	7326	NMMC-173281
ZAC-0060	321478	25	7327	NMMC-173282
ZAC-0061	321479	25	7328	NMMC-172966
ZAC-0062	321480	25	7329	NMMC-172967
ZAC-0063	321481	25	7330	NMMC-172968
ZAC-0064	321482	25	7331	NMMC-172969
ZAC-0065	321483	25	7332	NMMC-172970
ZAC-0066	321484	25	7333	NMMC-172971
ZAC-0067	321485	25	7334	NMMC-172972
ZAC-0068	321486	25	7335	NMMC-172973

Claim Name	County Docket	Book	Page	BLM Serial No
ZAC-0069	321487	25	7336	NMMC-172974
ZAC-0070	321488	25	7337	NMMC-172975
ZAC-0071	321489	25	7338	NMMC-172976
ZAC-0072	321490	25	7339	NMMC-172977
ZAC-0077	322588	26	1047	NMMC-173284
ZAC-0078	321491	25	7340	NMMC-172978
ZAC-0079	322589	26	1048	NMMC-173285
ZAC-0080	321492	25	7341	NMMC-172979
ZAC-0081	322587	26	1046	NMMC-173286
ZAC-0082	321493	25	7342	NMMC-172980

III.	State Leases

The following described New Mexico State Mineral Lease situated in McKinley County, New Mexico:

New Mexico State Land Office Mining Lease for General Mining

Lease No. HG-0078

Covering lands more particularly described as:

Township 14 North, Range 9 West of the N.M.P.M. Section 36: All

IV.	Water Rights

NONE

Exhibit B

To

Mortgage, Security Agreement,

Assignment of Leases and Rents and

Fixture Filing

Operating Equipment

ALL EQUIPMENT OWNED EXCEPT WHERE INDICATED

Equipment Number	Make/Model MAJOR EQUIPMENT	Serial Number	Cat Lease
NONE

Light Vehicles

EQUIP. #	YEAR	MAKE	TYPE	MODEL	SERIAL #
NONE

Exhibit C

To

Mortgage, Security Agreement,

Assignment of Leases and Rents and

Fixture Filing

Material Agreements

No other Material Agreement other than disclosure in Exhibit A, Section I.(B).

Exhibit D

To

Mortgage, Security Agreement,

Assignment of Leases and Rents and

Fixture Filing

List of Title Reports and Opinions

Neutron Energy, Inc. Project, Fee Land Title Report, Portions of the Juan Tafoya Land Grant and Portions of the Cebolleta Land Grant, Cibola, McKinley and Sandoval Counties, New Mexico, prepared by Cortney E. Stewart at the request of Bensing Associates, Inc., March 15, 2010.

Neutron Energy, Inc. Project, Unpatented Mining Calims Title Report, Bonner Group, Endy Group, and CLF, KAN, PTI, and Elk Groups, McKinley and Sandoval Counties, New Mexico, prepared by Cortney E. Stewart at the request of Bensing Associates, Inc., March 15, 2010.

Neutron Energy, Inc. Project, New Mexico State Mineral Lease Title Report, Mining Lease for General Mining HG-0078 SEciton 36 Township 14 North Range 9 West, N.M.P.M., McKinley County, New Mexico.

Fee Title Opinion dated October 10, 2006 by Rodey, Dickason, Sloan, Akin and Robb, P.A. re:  Fee land in McKinley and Sandoval Counties, New Mexico within the Town on Cebolleta Land Grant.

Unpatented Lode Mining Claim Title Opinoin dated March 16, 2006 by Mark K. Adams of Rodey, Dickason, Sloan, Akin and Robb, P.A.

Mineral Fee Title Opinion dated April 27, 2007 by Rodey, Dickason, Sloan, Akin and Robb, P.A. re:  Fee land in Cibola County, New Mexico.

Leasehold Title Opinion dated March 14, 2006, prepared by Mark K. Adams of Rodey, Dickason, Sloan, Akin and Robb, P.A., Re:  Section 36, Township 14 North, Range 9 West, NMPM, McKinley County, New Mexico.